EXHIBIT 10.21











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                  MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
                AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

                                      FROM

                              CALPINE CORPORATION,
                             a Delaware corporation
                         (Taxpayer I.D. No. 77-0212977),
                              Trustor and Mortgagor

                                       TO

                              KEMP LEONARD, Trustee

                                       AND

                               JOHN QUICK, Trustee

                                       AND

                            THE BANK OF NOVA SCOTIA,
                        (Taxpayer I.D. No. 13-494-1099),
                            for itself and as Agent,
                                   Beneficiary

                             Dated as of May 1, 2002


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"THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS."

"THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES."

"THOSE PORTIONS OF THE MORTGAGED PROPERTY WHICH ARE AS-EXTRACTED COLLATERAL (INCLUDING, WITHOUT LIMITATION, OIL AND GAS), AND THE ACCOUNTS RELATING THERETO, WILL BE FINANCED AT THE WELLHEADS OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO, AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH IS DESCRIBED IN EXHIBIT A HERETO."

"SOME OF THE PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY IS OR IS TO BE AFFIXED TO THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO AND THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS."

"A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE."

"MORTGAGOR AGREES BY EXPRESS LANGUAGE IN THIS MORTGAGE TO SUBJECT THE TRUST REAL ESTATE TO THE TERMS OF THE DEED OF TRUST ACT (SECTIONS 48-10-1 THROUGH 21 NMSA
(1978))."

THIS INSTRUMENT WAS PREPARED BY AND
WHEN RECORDED AND/OR FILED
RETURN TO:

Kevin L. Shaw, Esq.
Mayer, Brown, Rowe & Maw
350 South Grand Avenue
Suite 2500
Los Angeles, California  90071

                  MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY
                AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING


     THIS MORTGAGE, DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this "Mortgage"), dated as of May 1, 2002, is from CALPINE CORPORATION, a Delaware corporation (hereinafter called the "Mortgagor" or "Borrower"), to KEMP LEONARD and JOHN QUICK, as Trustees (hereinafter, collectively, called the "Trustees"), and THE BANK OF NOVA SCOTIA ("Scotiabank"), a Canadian chartered bank having offices at 580 California Street, Suite 2100, San Francisco, CA 94104, for itself and as agent (hereinafter called the "Agent") for the Lender Parties (as defined below).

                                   ARTICLE I

                            Recitals and Definitions
                            ------------------------

     1.1 Borrower, certain institutional lenders (individually, a "2002 Lender" and collectively, the "2002 Lenders") and Scotiabank have entered into a Credit Agreement, dated as of March 8, 2002 (herein, as the same may be amended, modified or supplemented from time to time, called the "2002 Loan Agreement"), pursuant to which the 2002 Lenders have agreed to make loans to Borrower and issue or cause to be issued letters of credit for the benefit of Borrower (individually, a "2002 Letter of Credit" and collectively, the "2002 Letters of Credit") in amounts not to exceed at any one time outstanding $1,600,000,000, and Borrower, to evidence its indebtedness to the 2002 Lenders under the 2002 Loan Agreement, has executed and delivered (or will execute and deliver) to the 2002 Lenders its secured promissory notes in the aggregate, original principal amount of $1,600,000,000, to mature not later than May 24, 2003 (individually, a "2002 Loan Note" and collectively, the "2002 Loan Notes"), the 2002 Loan Notes being payable to the order of the 2002 Lenders, bearing interest as provided for therein, and containing provisions for payment of attorneys' fees and acceleration of maturity in the event of default, as therein set forth.

     1.2 Borrower, certain institutional lenders (individually, an "Existing Lender" and collectively, the "Existing Lenders"; and together with the 2002 Lenders, the "Lenders") and Scotiabank have entered into a Second Amended and Restated Credit Agreement dated as of May 23, 2000 (herein, as the same may be amended, modified, or supplemented from time to time, called the "Existing Credit Agreement") pursuant to which the Existing Lenders have agreed to make loans to Borrower and issue or cause to be issued any letters of credit for the benefit of Borrower (individually, an "Existing Letter of Credit" and collectively, the "Existing Letters of Credit") in amounts not to exceed at any one time $400,000,000, and Borrower, to evidence its indebtedness to the Existing Lenders under the Existing Credit Agreement, has executed and delivered to the Existing Lenders its secured promissory notes to mature not later than May 24, 2003 (individually, an "Existing Loan Note" and collectively, the "Existing Loan Notes"), the Existing Loan Notes being payable to the order of the Existing Lenders, bearing interest as provided for therein, and containing provisions for payment of attorneys' fees and acceleration of maturity in the event of default, as therein set forth. The 2002 Loan Agreement and the Existing Credit Agreement are herein collectively called the "Credit Agreements." The 2002 Loan Notes and the Existing Loan Notes are herein individually called a "Loan Note" and collectively called the "Loan Notes". The 2002 Letters of Credit and the Existing Letters of Credit are herein individually called a "Letter of Credit" and collectively called the "Letters of Credit".

     1.3 It is a condition precedent to the obligation of the Lenders to make Loans under the Credit Agreements, to issue or cause to be issued Letters of Credit under the Credit Agreements and to the obligations of the Agent, the Lenders or the Lender Parties (as the case may be), that the Mortgagor executes and delivers this instrument.

     1.4 For all purposes of this Mortgage, unless the context otherwise requires:

          A. "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan (as defined in the Credit Agreements)). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

               (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

               (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          B. "Agent" is defined in the Preamble of this Mortgage.

          C. "Applicable Law" means with respect to any Person or matter, any federal, state, regional, tribal or local statute, law, code, rule, treaty, convention, application, order, decree, consent decree, injunction, directive, determination or other requirement (whether or not having the force of law) relating to such Person or matter and, where applicable, any interpretation thereof by a Governmental Authority having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

          D. "Borrower" is defined in the Preamble of this Mortgage.

          E. "Credit Agreements" is defined in Section 1.2 of this Mortgage.

          F. "Deed of Trust" means each mortgage, deed of trust, or other real property collateral security instrument in a form reasonably satisfactory to the Agent, executed and delivered pursuant to Section 8.1.8 of the 2002 Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time, including, without limitation, this Mortgage.

          G. "Event of Default"  means any happening or occurrence  described in
     Article V hereinbelow, and any other happening or occurrence specifically designated herein or in any of the other Security Documents (as defined herein) as constituting an event of default thereunder.

          H.  "Environmental   Laws"  means  any  and  all  present  and  future
     Applicable Laws issued, promulgated or entered thereunder relating to pollution or protection of the environment, including laws relating to reclamation of land and waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

          I. "Existing Assignment Agreement" means that certain Assignment and Security Agreement executed and delivered by Calpine Gilroy Cogen, L.P., a California limited partnership, pursuant to Section 6.1.3 of the Existing Credit Agreement, substantially in the form of Exhibit F to the Existing
     Credit Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

          J. "Existing Credit Agreement" is defined in Section 1.2 of this Mortgage.

          K. "Existing Lenders" is defined in Section 1.2 of this Mortgage.

          L. "Existing Letters of Credit" is defined in Section 1.2 of this Mortgage.

          M. "Existing Loan Documents" means the Existing Credit Agreement, the Existing Loan Notes, the Existing Assignment Agreement, and each other relevant agreement, document or instrument (including the fee letter described in Section 3.3.2 of the Existing Credit Agreement) delivered in connection therewith.

          N. "Existing Loan Notes" is defined in Section 1.2 of this Mortgage.

          O. "Fee Letter"  means the fee letter  agreement  described in Section
     3.3.2 of the 2002 Credit Agreement.

          P. "Governmental Authority" means any and all courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city, tribe or otherwise) whether now or hereafter in existence charged with the administration, interpretation or enforcement of any Applicable Law.

          Q. "Guaranty" means the guaranty executed and delivered by the Guarantors pursuant to Section 6.1.3 of the 2002 Credit Agreement, substantially in the form of Exhibit H thereto, as amended, supplemented or otherwise modified from time to time.

          R. "Hazardous Materials Indemnity" means that certain hazardous materials indemnity executed and delivered by the Borrower pursuant to
     Section 8.1.8 of the 2002 Credit Agreement, as amended, supplemented, restated or otherwise modified from time to time.

          S. "Hedging Agreements" means: (a) interest rate swap agreements, basis swap agreements, interest rate cap agreements, forward rate agreements, interest rate floor agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and (b) forward contracts, options, futures contracts, futures options, commodity swaps, commodity options, commodity collars, commodity caps, commodity floors and all other agreements or arrangements designed to protect such Person against fluctuations in the price of commodities.

          T. "Hedging Obligations" means with respect to any Person, all liabilities (including without limitation obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement.

          U. "Hydrocarbons" means collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

          V. "Indebtedness", "Note" and "Notes" shall have the respective meanings set forth in Section 2.2 of this Mortgage.

          W. "Indemnification Claim" is defined in Section 4.6 of this Mortgage.

          X. "Indemnified Person" is defined in Section 3.10 of this Mortgage.

          Y. "Joint Operating Agreements" shall mean, with respect to the lands described in Exhibit A, the respective operating agreement burdening the lands described in Exhibit A.

          Z. "lands described in Exhibit A" shall include the real property or other interest in any lands which are either described in Exhibit A attached hereto or the description of which is incorporated in Exhibit A by reference to an instrument or document containing in, or referring to, such a description, and shall also include any lands now or hereafter unitized or pooled with lands which are either described in Exhibit A or the description of which is incorporated in

     Exhibit A by reference  and Fixtures and all rights,  titles and  interests
     appurtenant  thereto.   References  to  Exhibit  A  shall  include,   where
     applicable, Exhibit A-1 as well.

          AA. "Leases" means any and all leases (including without limitation oil and gas leases and oil, gas and other minerals leases), surface leases or easements, subleases, licenses, concessions, operating rights or other agreements (written or verbal, now or hereafter in effect) which grant a possessory interest in and to, or the right to explore, use, lease, license, possess, produce, process, store and transport Hydrocarbons from, operate from, or otherwise enjoy, the Mortgaged Property, together with all amendments, modifications, extensions and renewals thereof.

          BB.  "Legal  Requirements"  means (i) any and all  present  and future judicial decisions, statutes, rulings, rules, regulations, licenses, decisions, orders, injunctions, decrees, permits, certificates or ordinances of any Governmental Authority in any way applicable to
     Mortgagor, or the Mortgaged Property, including the ownership, use, occupancy, operation, maintenance, repair or reconstruction thereof, and any other Applicable Law enacted by any Governmental Authority relating to health or the environment, (ii) Mortgagor's presently or subsequently effective Organic Documents, (iii) any and all Leases, (iv) any and all leases and other contracts (written or oral) of any nature to which Mortgagor, or the Mortgaged Property may be bound and (v) any and all restrictions, restrictive covenants or zoning, present and future, as the same may apply to the Mortgaged Property.

          CC. "Lender Party" or "Lender Parties" means, as the context may require, the Agent, any Lender and any Affiliate of any Lender that is an issuer under a letter of credit, and each of their respective successors, transferees and assigns.

          DD. "Loan Documents" means the Existing Loan Documents and the 2002 Loan Documents.

          EE. "Loan Note" is defined in Section 1.2 of this Mortgage.

          FF. "Losses" is defined in Section 3.10 of this Mortgage.

          GG. "Maximum Lawful Rate" means the maximum nonusurious rate of interest that may be received, charged or contracted for under Applicable Law from time to time in effect.

          HH. "Mortgaged Property" means the properties, rights and interests hereinafter described in Section 1.5 and defined as the Mortgaged Property.

          II. "Mortgagor" is defined in the Preamble of this Mortgage.

          JJ. "Obligations" means any and all of the covenants, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Mortgagor or others to the Agent, the Lender Parties, the Trustees or others as set forth in the Credit Agreements or other Loan Documents.

          KK. "oil and gas leases" shall include oil, gas and mineral leases, subleases and assignments thereof, operating rights, and shall also include subleases and assignments of operating rights.

          LL. "Operating Equipment" means all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on or under any of the lands described in Exhibit A which are useful for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons (together with all accessions, additions and attachments to any thereof), including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, tubular goods, rods, pumping units and engines, christmas trees, platforms, derricks, separators, compressors, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), steam generation and injection equipment and systems, power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, loading racks and shipping facilities.

          MM.  "Organic   Documents"   means  the  Articles  of   Incorporation,
     Certificate of Incorporation, limited liability company certificate of formation and regulations or operating agreement, partnership agreement, limited partnership agreement, joint venture agreement, trust agreement or other similar documents governing the organization and operation of a business association.

          NN. "Permits" means all authorizations, approvals, permits, variances, land use entitlements, consents, licenses, franchises and agreements issued by or entered into with any Governmental Authority now or hereafter required for all stages of exploration, developing, operating, and plugging and abandoning oil and gas wells (including, without limitation, those shown on Exhibit A) on all or any part of the lands described in Exhibit A (or any other lands any production from which, or profits or proceeds from such production, is attributed to any interest in the lands described in Exhibit A).

          OO. "Permitted Encumbrances" means the outstanding liens, easements, building lines, restrictions, exceptions, reservations, conditions, limitations, security interests and other matters (if any) as reflected on Exhibit "B" attached hereto and the lien and security interests created by the Security Documents.

          PP. "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          QQ. "Personalty" means all of the right, title and interest of Mortgagor now owned or hereafter acquired in and to all furniture, furnishings, Equipment, machinery, Goods, General Intangibles, money, Accounts, receivables, Contract Rights, Inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Mortgagor with any Governmental Authority, agencies, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and all other personal property (other than the Fixtures) of any kind or character as defined in and subject to the provisions of Article 9 of the Uniform Commercial Code, now or hereafter located upon, within or about, or used in connection with, the lands described in Exhibit A, together with all accessories, replacements and substitutions thereto or therefor and the Proceeds thereof.

          RR. "Pledge Agreements" means the pledge agreements executed and delivered pursuant to Section 6.1.4 of the 2002 Credit Agreement, as such agreements may be amended, supplemented, restated or otherwise modified from time to time.

          SS. "Production Sale Contracts" means contracts now in effect, or hereafter entered into by Mortgagor, or entered into by Mortgagor's predecessors in interest, for the sale, purchase, exchange, gathering, transportation, treating or processing of Hydrocarbons produced from the lands described in Exhibit A.

          TT. "Rents and Revenues" means all of the rents, revenues, income, proceeds, profits and other benefits paid or payable by parties to the Leases other than Mortgagor for using, leasing, licensing, possessing, operating, selling or otherwise enjoying the Mortgaged Property, including the proceeds from the sale of Hydrocarbons.

          UU. "Security Documents" means the Notes, this Mortgage, the financing statements and any and all other instruments now or hereafter executed by Mortgagor or any other person or party to evidence or secure the payment of the Indebtedness or the performance and discharge of the Obligations, as any of the foregoing may be amended, renewed or extended. Notwithstanding that the definition of Security Documents and various of the components thereof include documents that may be amended, renewed or extended, such definition shall in no way be construed to suggest that any party has agreed (or is obligated) to amend, renew or extend them.

          VV. "2002 Assignment Agreement" means that certain Assignment and Security Agreement executed and delivered by Calpine Gilroy Cogen, L.P., a California limited partnership, pursuant to Section 6.1.8 of the 2002 Credit Agreement, substantially in the form of Exhibit K hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

          WW. "2002 Loan Agreement" is defined in Section 1.1 of this Mortgage.

          XX. "2002 Lenders" is defined in Section 1.1 of this Mortgage.

          YY. "2002 Letters of Credit" is defined in Section 1.1 of this Mortgage.

          ZZ. "2002 Loan Documents" means the 2002 Credit Agreement, the 2002 Loan Notes, the Pledge Agreements, the Guaranty, the Deeds of Trust, the 2002 Assignment Agreement, the Hazardous Materials Indemnity, the Fee Letter, and each other relevant agreement, document or instrument delivered in connection therewith.

          AAA. "2002 Loan Notes" is defined in Section 1.1 of this Mortgage.

          BBB. "Taxes" means all real property and personal property taxes, production taxes, assessments, permit fees, water, gas, sewer, electricity and other utility rates and charges, charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property, and all other taxes, charges and assessments and any interest, costs or penalties with respect thereto, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be charged, assessed, levied or imposed upon the Mortgaged Property or the Rents and Revenues or the ownership, use, occupancy or enjoyment thereof.

          CCC. "Transportation Agreements" shall mean any contracts or agreements entered into from time to time by Mortgagor, or entered into by Mortgagor's predecessors in interest, relating to the transportation of Hydrocarbons, as any such agreement or contract may be amended, supplemented, restated or otherwise modified from time to time.

          DDD. "Trustees" means the Trustees defined in the Preamble of this Mortgage and any successor or substitute trustee appointed in accordance with the terms hereof.

          EEE. "Water Rights" means (including without limitation those described in Exhibit A hereto) all now or hereafter existing or acquired water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights, whether evidenced or initiated by permit, decree, well registration, appropriation not decreed, water court application, shares of stock or other interests in mutual ditch or reservoir companies or carrier ditch or reservoir companies or otherwise, appertaining or appurtenant to or beneficially used or useful in connection with the lands described in Exhibit A, together with all pumps, well casings, wellheads, electrical installations, pumphouses, meters, monitoring wells and systems, measuring devices, pipes, pipelines, and other structures or personal property which are or may be used to produce, regulate, measure, distribute, store, or use water from the said water and water rights, reservoirs and reservoir rights, ditches and ditch rights, wells and well rights.

          FFF. "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the State of New York or any other applicable state, and the terms "Accounts", "Account Debtor", "As Extracted Collateral", "Chattel Paper", "Contract Rights", "Deposit Accounts", "Documents", "Electronic Chattel Paper", "General Intangibles", "Goods", "Equipment", "Fixtures", "Inventory", "Instruments", and "Proceeds" shall have the respective meanings assigned to such terms in the Uniform Commercial Code.

     1.5 Grant. NOW, THEREFORE, Mortgagor, to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, has granted, bargained, sold, warranted, mortgaged, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, warrant, mortgage, assign, pledge and hypothecate, transfer and convey unto the Trustees, IN TRUST, WITH POWER OF SALE, for the use and benefit of the Agent, for itself and as agent for the Lender Parties, all Mortgagor's right, title and interest, whether now owned or hereafter acquired, in and to all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of Equipment, General Intangibles, Accounts, As Extracted Collateral, Contract Rights, Inventory, Fixtures, Proceeds of collateral or any other personal property of a kind or character defined in, or subject to the applicable provisions of, the Uniform Commercial Code (as in effect from time to time in the appropriate jurisdiction with respect to each of said properties, rights and interests), Mortgagor hereby grants to said Trustees, for the use and benefit of the Agent, for itself and as agent for the Lender Parties, a security interest therein to the full extent of Mortgagor's legal and beneficial interest therein, now owned or hereafter acquired, namely:

          (a) the lands described in Exhibit A, and Leases, the fee, mineral, overriding royalty, royalty and other interests which are described in Exhibit A,

          (b) the presently existing and (subject to the terms of Section 3.7 hereof) hereafter arising unitization, unit operating, communitization and pooling agreements and the properties covered and the units created thereby (including, without limitation, all units formed under orders, regulations, rules, approvals, decisions or other official acts of any Governmental Authority) which are specifically described in Exhibit A or which relate to any of the properties and interests specifically described in Exhibit A,

          (c) the Hydrocarbons which are in, under, upon, produced or to be produced from or which are attributed or allocated to the lands described in Exhibit A,

          (d) the Production Sale Contracts,

          (e) the Joint Operating Agreements,

          (f) the Transportation Agreements,

          (g) the Operating Equipment,

          (h) the Permits,

          (i) the Water Rights,

          (j) the Hedging Agreements,

          (k) the Leases,

          (l) the Personalty,

          (m) the Rents and Revenues,

          (n) without duplication of any other provision of this granting clause, Equipment, Fixtures and other Goods necessary or used in connection with, and Inventory, Accounts, As Extracted Collateral, General Intangibles, Contract Rights, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Instruments and Proceeds arising from, or relating to, the properties and other interests described in Exhibit A (including Exhibit A-1),

          (o) any and all liens and security interests in Hydrocarbons securing the payment of proceeds from the sale of Hydrocarbons, including but not limited to those liens and security interests provided for in Section 9.343 of the Texas Business and Commerce Code or similar statutes of other jurisdictions or any successor statutes, together with any and all corrections or amendments to, or renewals, extensions or ratifications of, or replacements or substitutions for, any of the same, or any instrument relating thereto, and all accounts, contracts, contract rights, options, nominee agreements, unitization or pooling agreements, operating agreements and unit operating agreements, processing agreements, farmin agreements, farmout agreements, joint venture agreements, partnership agreements (including mining partnerships), exploration agreements, bottom hole agreements, dry hole agreements, support agreements, acreage contribution agreements, surface use and surface damage agreements, net profits agreements, production payment agreements, Hedging Agreements, insurance policies, title opinions, title abstracts, title materials and information, files, records, writings, data bases, information, systems, logs, well cores, fluid samples, production data and reports, well testing data and reports, maps, seismic and geophysical, geological and chemical data and information, interpretative and analytical reports of any kind or nature (including, without limitation, reserve studies and reserve evaluations), computer hardware and software and all documentation therefor or relating thereto (including, without limitation, all licenses relating to or covering such computer hardware, software and/or documentation), trade secrets, trademarks, service marks and business names and the goodwill of the business relating thereto, copyrights, copyright registrations, unpatented inventions, patent applications and patents, rights-of-way, franchises, bonds, easements, servitudes, surface leases, permits, licenses, tenements, hereditaments, appurtenances, concessions, occupancy agreements, privileges, development rights, condemnation awards, claims against third parties, general intangibles, rents, royalties, issues, profits, products and proceeds, whether now or hereafter existing or arising, used or useful in connection with, covering, relating to, or arising from or in connection with, any of the aforesaid items (a) through (o), inclusive, in this granting clause mentioned, and all other things of value and incident thereto (including, without limitation, any and all liens, lien rights, security interests and other properties, rights and interests) which Mortgagor might at any time have or be entitled to, but excluding any data or contracts with respect to which mortgaging or granting of a lien or a security interest is prohibited by existing third party agreements, all the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien and security interest of this Mortgage by means of supplements hereto, being hereinafter, collectively, called the "Mortgaged Property".

     Subject, however, to (i) Permitted Encumbrances (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are referred to in Exhibit A and which are taken into consideration in computing any percentage, decimal or fractional interest as set forth in Exhibit A), (ii) the assignment of production contained in Article IV hereof, but only insofar and so long as said assignment of production is not inoperative under the provisions of Section 4.5 hereof, and (iii) the condition that none of the Trustees, the Agent nor any of the other Lender Parties shall be liable in any respect for the performance of any covenant or obligation (including, without limitation, measures required to comply with Environmental
Laws) of Mortgagor in respect of the Mortgaged Property.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustees for the benefit of the Agent, for itself and as agent for the Lender Parties, forever to secure the payment of the Indebtedness and to secure the performance and discharge of the Obligations of Mortgagor herein and therein contained.

     Mortgagor, in consideration of the premises and to induce the Agent and the Lender Parties, as the case may be, to make the Loans and issue the Letters of Credit, hereby covenants and agrees with each of the Trustees and the Agent, for itself and as agent for the Lender Parties, as follows:

                                   ARTICLE II

                              Indebtedness Secured
                              --------------------

     2.1 Items of Indebtedness Secured. The following items of indebtedness are secured hereby:

          (a) The Loan Notes (including future advances to be made thereunder by the Agent or the Lenders), the Letter of Credit Outstandings (as defined in the Credit Agreements) and all other obligations and liabilities of Mortgagor under the Credit Agreements;

          (b) All indebtedness and future advances evidenced by any promissory notes evidencing any additional loans which the Agent or the Lenders may from time to time make to Mortgagor, if any, the Agent and the Lenders not being obligated, however, to make such additional loans;

          (c) Any sums advanced or expenses or costs incurred by the Trustees, the Agent or the Lender Parties, or by any receiver appointed hereunder, which are made or incurred pursuant to, or permitted by, the terms hereof, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed;

          (d) Any and all other indebtedness of Mortgagor or any Affiliate of Mortgagor to the Agent or any Lender Party now or hereafter owing, whether direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidenced or arising, including without limitation, all Letters of Credit; and

          (e) Any extensions, refinancings, modifications or renewals of all such indebtedness described in subparagraphs (a) through (d) above, whether or not Mortgagor executes any extension agreement or renewal instrument.

     2.2 Indebtedness and the Notes Defined. All the above items of indebtedness described in subparagraphs (a) through (e) of Section 2.1 hereof are hereinafter collectively referred to as the "Indebtedness". Any promissory note evidencing any part of the Indebtedness, including, without limitation, any of the Loan Notes, is hereinafter referred to as a "Note", and all such promissory notes are hereinafter referred to collectively as the "Notes".

     2.3 Maximum Amount. The maximum amount of the Indebtedness that may be outstanding at any time, and from time to time, and secured by this Mortgage is Three Billion Dollars ($3,000,000,000).

                                  ARTICLE III

                      Particular Covenants, Representations
                      -------------------------------------
                           and Warranties of Mortgagor
                           ---------------------------

     3.1 Payment of the Indebtedness and Performance of Obligations. Mortgagor will duly and punctually pay the Indebtedness, as and when called for in the Credit Agreements and the Security Documents and on or before the due dates thereof, and will timely perform and discharge all of the Obligations (including each and every obligation owing on account of the Notes), in full and on or before the dates same are to be performed and discharged.

     3.2 Certain Representations and Warranties. Mortgagor represents and warrants (and with respect to those matters set forth in the following subsections (b) and (f), as to those portions of the Mortgaged Property that are operated by persons other than Mortgagor or a Subsidiary of Mortgagor, Mortgagor makes such representation and warranty to the best of its knowledge) that

          (a) the oil and gas leases described in Exhibit A hereto are valid, subsisting leases, superior and paramount to all other oil and gas leases respecting the properties to which they pertain,

          (b) all producing wells located on the lands described in Exhibit A (including Exhibit A-1) have been drilled, operated and produced in conformity with all Applicable Laws of all Governmental Authorities having jurisdiction, and are subject to no penalties on account of past production, and such wells are in fact bottomed under and are producing from, and the well bores are wholly within, the lands described in Exhibit A or lands pooled or unitized therewith,

          (c) Mortgagor, to the extent of the interest specified in Exhibit A (including Exhibit A-1), has valid and indefeasible title to each property right or interest constituting the Mortgaged Property described in Exhibit A (including Exhibit A-1) and has a good and legal right to grant and convey the same to the Trustees; such interest entitles Mortgagor to receive not less than the share of Hydrocarbons from such property indicated as its net revenue interest or "NRI" share of such Hydrocarbons, and obligates Mortgagor to pay for not more than the share of operating and other costs, liabilities and expenses associated with such property indicated as its working interest or "WI" share of such costs, liabilities and expenses,

          (d) the Mortgaged Property is free from all encumbrances or liens whatsoever, except for the Permitted Encumbrances or as permitted by the provisions of Section 3.4(e) hereof,

          (e) Mortgagor is not obligated, by virtue of any prepayment under any contract providing for the sale by Mortgagor of Hydrocarbons which contains a

     "take or pay" clause or under any similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor,

          (f) the Mortgaged Property is currently being operated, maintained and developed, in all material respects, in accordance with all applicable currently existing Permits, Legal Requirements and all Applicable Laws (including, without limitation, Environmental Laws),

          (g) the cover page to this Mortgage lists the correct legal name of Mortgagor and Mortgagor has not been known by any legal name different from the one set forth on the cover page of this Mortgage, except as set forth on Schedule I to this Mortgage; Mortgagor is not now and has not been known by any trade name, nor has Mortgagor been the subject of any merger or other corporate reorganization,

          (h) the execution, delivery and performance by Mortgagor of the Security Documents and the borrowing evidenced by the Loan Notes, (i) are within Mortgagor's corporate powers and have been duly authorized by Mortgagor's Board of Directors, shareholders and all other requisite corporate action, (ii) have received all (if any) requisite prior governmental approval and consent in order to be legally binding and enforceable in accordance with the terms thereof, and (iii) will not violate, be in conflict with, result in a breach or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Mortgagor's property or assets, except as contemplated by the provisions of the Security Documents. The Security Documents constitute the legal, valid and binding obligations of Mortgagor and others obligated under the terms of the Security Documents, in accordance with their respective terms, and

          (i) there are no actions, suits or proceedings pending, or to the knowledge of Mortgagor threatened, against or affecting Mortgagor or the Mortgaged Property that could materially adversely affect Mortgagor or the Mortgaged Property, or involving the validity or enforceability of this Mortgage or the priority of the liens and security interests created by the Security Documents, and no event has occurred (including specifically Mortgagor's execution of the Security Documents and its consummation of the Loans described therein) which will violate, be in conflict with, result in the breach of, or constitute (with due notice or lapse of time, or both) a material default under, any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Mortgagor's property other than the liens and security interests created by the Security Documents.

     3.3 Further Assurances. Mortgagor will warrant and forever defend the Mortgaged Property unto the Trustees against every person whomsoever lawfully claiming the same or any part thereof, subject to Permitted Encumbrances, and Mortgagor will maintain and preserve the lien and security interest hereby created so long as any of the Indebtedness remains unpaid. Mortgagor will execute and deliver such other and further instruments and will do such other and further acts as, in the opinion of the Trustees or the Agent, may be necessary or desirable to carry out more effectually the purposes of this Mortgage, including, without limiting the generality of the foregoing, (i) prompt correction of any defect which may hereafter be discovered in the title to the Mortgaged Property or in the execution and acknowledgment of this Mortgage, any Note, or any other document executed in connection herewith, and (ii) prompt execution and delivery of all notices to parties operating, purchasing or receiving proceeds of production of Hydrocarbons from the Mortgaged Property, and all division orders or transfer orders, any of which, in the opinion of the Agent, is needed in order to transfer effectually or to assist in transferring effectually to the Agent the assigned proceeds of production from the Mortgaged Property.

     3.4 Operation of the Mortgaged Property. So long as the Indebtedness or any part thereof remains unpaid, and whether or not Mortgagor is the operator of any particular part of the Mortgaged Property, Mortgagor shall, at Mortgagor's own expense:

          (a) Do all things necessary to keep unimpaired Mortgagor's rights in the Mortgaged Property and not, except in the ordinary course of business, abandon any well or forfeit, surrender or release any Lease capable of producing Hydrocarbons in paying quantities, without the prior written consent of the Agent;

          (b) Obtain and maintain all required Permits and cause the lands described in Exhibit A to be maintained, developed, protected against drainage, and operated for the production of Hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted industry practices, Joint Operating Agreements, and all Applicable Laws, excepting those being contested in good faith;

          (c) Duly pay and discharge, or cause to be paid and discharged, promptly as and when due and payable, all rentals and royalties (including shut-in royalties) payable in respect of the Mortgaged Property, and all expenses incurred in or arising from the operation or development of the Mortgaged Property not later than the due date thereof, or the day any fine, penalty, interest or cost may be added thereto or imposed, or the day any lien may be filed, for the non-payment thereof (if such day is used to determine the due date of the respective item);

          (d) Cause the Operating Equipment to be kept in good and effective operating condition, ordinary wear and tear excepted, and all repairs, renewals, replacements, additions and improvements thereof or thereto, needful to the production of Hydrocarbons from the lands described in Exhibit A, to be promptly made;

          (e) Not, without the prior written consent of the Agent, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Security Documents, with respect to all or any portion of the Mortgaged Property, the Leases or the Rents and Revenues other than (1) the Permitted Encumbrances, (2) Taxes constituting a lien but not due and payable, (3) defects or irregularities in title, and liens, charges or encumbrances, which, in the Agent's reasonable opinion, are not such as to interfere materially with the development, operation or value of the Mortgaged Property and not such as to affect materially title thereto, (4) those being contested by Mortgagor in good faith in such manner as not to jeopardize the Trustees' and the Agent's rights in and to the Mortgaged Property, (5) those liens permitted by each Section 8.2.3 of each of the Credit Agreements, and (6) those consented to in writing by the Agent;

          (f) Carry with financially sound and reputable insurance companies and in amounts satisfactory to the Agent the following insurance: (1) workmen's compensation insurance and public liability and property damage insurance in respect of all activities in which Mortgagor might incur personal liability for the death of or injury to an employee or third person, or damage to or destruction of another's property; and (2) to the extent such insurance is carried by similar companies engaged in similar undertakings in the same general areas in which the Mortgaged Property is located, insurance in respect of the Operating Equipment, against loss or damage by fire, lightning, hail, tornado, explosion and other similar risks, hazards, casualties and contingencies (including business interruption insurance covering loss of Rents and Revenues); provided, that any such insurance may be provided by way of self insurance to the extent that similar companies engaged in similar undertakings in the same general areas also self-insure. Each insurance policy issued in connection therewith shall provide by way of endorsements, riders or otherwise that (i) name the Agent as a loss payee on all property insurance policies and an additional insured on all liability insurance policies, and provide that proceeds from property insurance policies will be payable to the Agent as its interest may appear, which proceeds are hereby assigned to the Agent, it being agreed by Mortgagor that such payments shall be applied A) if there be no Event of Default existing or which would exist but for due notice or lapse of time, or both, to the restoration, repair or replacement of the Mortgaged Property, or B) if there be an Event of Default existing, or which would exist but for due notice or lapse of time, or both, at the option of the Agent, either for the above stated purpose or toward the payment of the Indebtedness; (ii) the coverage of the Agent shall not be terminated, reduced or affected in any manner regardless of any breach or violation by Mortgagor of any warranties, declarations or conditions in such policy;
     (iii) no such insurance policy shall be canceled, endorsed, altered or reissued to effect a change in coverage for any reason and to any extent whatsoever unless such insurer shall have first given the Agent thirty (30) days prior written notice thereof; and (iv) the Agent may, but shall not be obligated to, make premium payments to prevent any cancellation, endorsement, alteration or reissuance and such payments shall be accepted by the insurer to prevent same. The Agent shall be furnished with a certificate evidencing such coverage in form and content acceptable to the Agent. All policies to be maintained under this Mortgage are to be issued on forms and by companies and with endorsements acceptable to the Agent. Mortgagor shall maintain insurance in an amount sufficient to prevent Mortgagor from becoming a co-insurer under any policy required hereunder. If Mortgagor fails to maintain the level of insurance required under this Mortgage, then Mortgagor shall and hereby agrees to indemnify the Agent to the extent that a casualty occurs and insurance proceeds would have been available had such insurance been maintained;

          (g) Furnish to the Agent as soon as possible and in any event within five (5) days after the occurrence from time to time of any change in the address of Mortgagor's location (as described on the signature page hereto) or in the name of Mortgagor, notice in writing of such change;

          (h) Not initiate or acquiesce in any change in any material zoning or other land use or Water Rights classification now or hereafter in effect and affecting the Mortgaged Property or any part thereof;

          (i) Notify the Agent in writing as soon as possible and in any event within five (5) days after it shall become aware of the occurrence of any Event of Default under Section 5.1 or any event which, with notice, the passage of time or both would be such an Event of Default;

          (j) Appear and defend, and hold the Agent harmless from, any action, proceeding or claim affecting the Mortgaged Property or the rights and powers of the Agent or any of the Trustees under the Security Documents, and all costs and expenses incurred by the Agent in protecting its interests hereunder in such an event (including all court costs and attorneys' fees) shall be borne by Mortgagor; provided, that such defense:
     (1) shall be provided by a lawyer or law firm listed on a schedule delivered to and approved in writing by the Agent, from time to time (the "Approved Counsel List"), and (2) if the amount in controversy in such action, proceeding or claim is in excess of $2,500,000 in actual or compensatory damages and/or liquidated damages (or is reasonably believed to exceed such amount if the demand involves unliquidated damages), such law firm shall be approved by the Agent, in its reasonable discretion, for that particular action, proceeding or claim. As to actions, proceedings or claims involving a portion of the Mortgaged Property in which Mortgagor or a Subsidiary of Mortgagor is not the operator and with respect to which Mortgagor does not have a majority net revenue interest and/or working interest, Mortgagor may elect, in its reasonable judgment, to allow counsel for the operator to appear for, and defend Mortgagor in such matter, in which case, selection of counsel by the operator shall not be governed by this Section 3.4 (j); and further provided, that nothing herein shall restrict or limit the right of the Agent, the Trustees or the Lenders to select its or their own counsel to defend, at Mortgagor's cost and expense, any action proceeding or claim in which any of them are named as parties;

          (k) Subject to Mortgagor's right to contest the same, promptly pay all Taxes legally imposed upon this instrument or upon the Mortgaged Property or upon the income and profits thereof, or upon the interest of the Trustees, the Agent or the other Lender Parties therein; provided that the Mortgagor shall not be liable for taxes accruing after a transfer of the Mortgaged Property following a foreclosure;

(l) Comply with, conform to and obey, in all material respects, all present and future Legal Requirements and not use, maintain, operate, occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner which (a) violates any present and future Legal Requirement, (b) may be dangerous unless safeguarded as required by Applicable Law, (c) constitutes a public or private nuisance or (d) makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto; and

(m) Not, without the prior written consent of the Agent, permit any of the Fixtures or Personalty to be removed at any time from the lands described in Exhibit A unless (i) the removed item is removed temporarily for maintenance and repair, (ii) if removed permanently, is replaced by an article of equal suitability and value, owned by Mortgagor, free and clear of any lien or security interest except such as may be first approved in writing by the Agent or (iii) such Fixtures or Personalty are removed in connection with the plugging and abandoning of wells, or abandonment of other facilities, in each case as permitted by this Mortgage.

     3.5 Performance of Leases. Mortgagor will: (a) duly and punctually perform and comply with any and all representations, warranties, covenants and agreements expressed as binding upon it under each of the Leases; (b) not voluntarily terminate, cancel or waive its rights or the obligations of any other party under any of the Leases; (c) use all reasonable efforts to maintain each of the Leases in force and effect during the full term thereof; and (d) appear in and defend (or cause its operator to appear in and defend) any action or proceeding arising under or in any manner connected with any of the Leases or the representations, warranties, covenants and agreements of it or the other party or parties thereto.

     3.6 Recording, etc. Mortgagor will promptly, and at Mortgagor's expense, record, register, deposit and file this and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the lien and security interest hereof as a first lien on and prior perfected security interest in real or personal property, as the case may be, and the rights and remedies of the Trustees, of the Agent and of the other Lender Parties, and otherwise will do and observe all things or matters necessary or expedient to be done or observed by reason of any Applicable Law, for the purpose of effectively creating, maintaining and preserving the lien and security interest hereof on and in the Mortgaged Property.

     3.7 Sale or Mortgage of the Mortgaged Property.  Except (a) as set forth in
Section 7.1 of this Mortgage; (b) as permitted by Section 8.2.10 of each of the Credit Agreements; (c) for sales of severed Hydrocarbons in the ordinary course of Mortgagor's business; (d) sales of or dispositions of surplus, obsolete or worn inventory or equipment; and (e) the lien and security interest created by this Mortgage, Mortgagor will not sell, convey, mortgage, pledge, hypothecate, pool, unitize or otherwise dispose of or encumber the Mortgaged Property nor any portion thereof, nor any of Mortgagor's right, title or interest therein, without first securing the written consent of the Agent; and Mortgagor will not enter into any arrangement with any gas pipeline company or other consumer of Hydrocarbons regarding the Mortgaged Property whereby said gas pipeline company or consumer may set off any claim against Mortgagor by withholding payment for any Hydrocarbons actually delivered.

     3.8 Records, Statements and Reports. Mortgagor will keep proper books of record and account in which complete and correct entries will be made of Mortgagor's transactions in accordance with generally accepted accounting principles and will furnish or cause to be furnished to the Agent such information concerning the business, affairs and financial condition of Mortgagor as the Trustees or the Agent may from time to time reasonably request. Without limiting the generality of the foregoing, Mortgagor shall furnish to the Agent upon its request, but not more than every six (6) months: (a) reports prepared by an independent petroleum engineer acceptable to the Agent concerning
(1) the quantity of Hydrocarbons recoverable from the Mortgaged Property, (2) the projected income and expense attributable to the Mortgaged Property, and (3) the expediency of any change in methods of treatment or operation of all or any wells productive of Hydrocarbons, any new drilling or development, any method of secondary recovery by repressuring or otherwise, or any other action with respect to the Mortgaged Property, the decision as to which may increase or reduce the quantity of Hydrocarbons ultimately recoverable or the rate of production thereof, and (b) reports for the prior period showing the gross proceeds from the sale of Hydrocarbons produced from the lands described in Exhibit A (including any thereof taken by Mortgagor for Mortgagor's own use), the quantity of such Hydrocarbons sold, the severance, gross production, occupation, or gathering taxes deducted from or paid out of such proceeds, the number of wells operated, drilled or abandoned, and such other information as the Agent may reasonably request (upon request of the Agent, such reports referred to in clauses (a) and (b) above shall set forth such information on a lease or unit basis, and after the occurrence of an Event of Default, and upon the Agent's request, Mortgagor shall deliver the reports described in clause (b) on a monthly basis).

     3.9 Right of Entry.

          (a) Upon at least twenty-four (24) hours notice to Mortgagor, Mortgagor will permit the Trustees or the Agent, or the agents of either of them, at the cost and expense of Mortgagor, to enter upon the Mortgaged Property and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices (to the fullest extent that Mortgagor may do so under the terms of the applicable Joint Operating Agreements and other applicable agreements affecting the Mortgaged Property), including the principal place of business, of Mortgagor to inspect and examine the Mortgaged Property and to inspect, review and reproduce as necessary any books, records, accounts, contracts or other documents of Mortgagor.

          (b) Without limiting the generality of the foregoing, the Agent shall have the right (to the fullest extent that Mortgagor may do so under the terms of the applicable Joint Operating Agreements and other applicable agreements affecting the Mortgaged Property), on twenty-four (24) hours prior notice to Mortgagor, to cause such persons and entities as the Agent may designate to enter the Mortgaged Property to conduct (at the cost and expense of Mortgagor), or to cause Mortgagor to conduct (at the cost and expense of Mortgagor), such tests and investigations as the Agent deems necessary to determine whether any hazardous materials or solid waste is being generated, transported, stored, or disposed of in accordance with applicable Environmental Laws. Such tests and investigations may include, without limitation, underground borings, ground water analyses and borings from the floors, ceilings and walls of any improvements located on the Mortgaged Property. This Section 3.9 shall not be construed to affect or limit the obligations of Mortgagor pursuant to Section 3.4 hereof.

          (c) The Agent shall have no duty to visit or observe the Mortgaged Property, or to conduct tests, and no site visit, observation or testing by the Agent (or its agents and independent contractors) shall impose any liability on the Agent or any other Lender Party, nor shall Mortgagor or any other obligor be entitled to rely on any visit, observation or testing by the Agent in any respect. The Agent may, in its discretion, disclose to Mortgagor or any other Person, including any Governmental Authority, any report or finding made as a result of, or in connection with, any site visit, observation or testing by the Agent. Mortgagor agrees that the Agent makes no warranty or representation to Mortgagor or any other obligor regarding the truth, accuracy or completeness of any such report or findings that may be so disclosed. Mortgagor also acknowledges that, depending upon the results of any site visit, observation or testing by the Agent and disclosed to Mortgagor, Mortgagor may have a legal obligation to notify one or more Governmental Authorities of such results, that such reporting requirements are site-specific, and are to be evaluated by Mortgagor without advice or assistance from the Agent.

     3.10 Environmental Laws.

          (a) Mortgagor represents and warrants, to the best of its knowledge after due inquiry, and except as set forth in each Item 7.12 of the Disclosure Schedule (including Part B thereof) attached to each of the Credit Agreements that:

               (i) the Mortgaged Property is in compliance in all material respects with all applicable Environmental Laws and there are no conditions existing currently which would be likely to subject Mortgagor to damages, penalties, injunctive relief or cleanup costs under any Environmental Laws or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by Mortgagor; and all use, generation, manufacturing, release, discharge, storage, deposit, treatment, recycling or disposal of any materials on, under or at the Mortgaged Property or transported to or from the Mortgaged Property (or tanks or other facilities thereon containing such materials) are being and will be conducted in accordance in all material respects with applicable Environmental Laws including without limitation those requiring cleanup, removal or any other remedial action;

               (ii) Mortgagor is not a party to any litigation or administrative proceedings, nor so far as is known by Mortgagor is any litigation or administrative proceeding threatened against it, which asserts or alleges that Mortgagor has violated or is violating Environmental Laws or that Mortgagor is required to clean up, remove or take remedial or other responsive action due to the disposal, depositing, discharge, leaking or other release of any hazardous substances or materials; neither the Mortgaged Property nor Mortgagor is subject to any judgment, decree, order or citation related to or arising out of Environmental Laws and neither has been named or listed as a potentially responsible party by any Governmental Authority in a matter arising under any Environmental Laws; and

               (iii) Mortgagor has also obtained all Permits required under applicable Environmental Laws which are necessary for its current exploration, production, transportation, storage, use, and development activities at the Mortgaged Property.

          (b) Mortgagor shall not use or permit the Mortgaged Property or any part thereof to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process any hazardous materials, except in strict compliance with all applicable Environmental Laws, nor shall Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant or subtenant, a release of any hazardous materials onto the Mortgaged Property or onto any other property. Mortgagor shall comply, in all material respects, with all applicable Environmental Laws and shall obtain and comply with any and all registrations or Permits required thereunder. To the extent any hazardous materials are released or discharged onto the Mortgaged Property on or after the date of this Mortgage, Mortgagor shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all such hazardous materials on, from, or affecting the Mortgaged Property or any part thereof (i) in accordance with all applicable Environmental Laws; (ii) to the satisfaction of the Agent; and (iii) in accordance with the orders and directives of all Governmental Authorities having jurisdiction over the Mortgaged Property. Mortgagor shall promptly notify the Agent of its receipt of any notice of a violation of any Environmental Laws.

          (c) Regardless of whether any site assessments are conducted pursuant to this Mortgage, and without limiting the liability of Mortgagor for the breach of any warranty, representation or covenant contained herein or in any other Security Document, and notwithstanding any limitation of liability contained in the Note or other Security Documents, Mortgagor hereby agrees to unconditionally and absolutely defend, indemnify and hold harmless the Agent and each of the Lender Parties, and their respective employees, affiliates, agents and attorneys, and the Trustees under the Mortgage and any successors or substitute trustee under the Mortgage (any person to be indemnified being herein called the "Indemnified Person"), from and against, and be responsible for, any and all liabilities (including strict liability), actions, demands, penalties, fines, taxes, assessments, losses (including, without limitation, diminution in the value of the Mortgaged Property), costs and expenses (including, without limitation, attorneys', paralegals', accountants' and other experts' and consultants' fees and expenses, and remedial costs, including, without limitation, costs of monitoring), suits, damages, including, without limitation, punitive damages and foreseeable and unforeseeable consequential damages, costs of any settlement or judgment and claims (including, without limitation, third-party claims for personal injury or real or personal property damage) of any and every kind whatsoever (hereinafter, collectively, called the "Losses"), which may now or in the future (whether before or after the release, or other termination of the Mortgage and the other Security Documents) be paid, imposed upon, incurred or suffered by or asserted or awarded against any of the Indemnified Persons or the Mortgaged Property by any person or entity or Governmental Authority for, with respect to, arising out of, or as a direct or indirect result of, any one or more of the following: (i) the presence or suspected presence, release or suspected release of any hazardous materials at, upon, under, within, above, from, by or in connection with the Mortgaged Property or any portion thereof, or elsewhere in connection with the transportation of hazardous materials to or from the Mortgaged Property (including, without limitation, in the air, soil, groundwater or surface water), or the escape, seepage, leakage, spillage, discharge, emission or release from the Mortgaged Property of any hazardous materials; (ii) any violations of any Environmental Laws at, upon, under, within, from, by or in connection with the Mortgaged Property; (iii) the environmental condition of the Mortgaged Property; (iv) the imposition by any Governmental Authority of any lien or so-called "super priority lien" upon the Mortgaged Property as a result of the presence or release of hazardous materials, or any violation of any Environmental Laws, at, upon, under, within, from, by or connection with the Mortgaged Property; (v) obligations to remediate hazardous materials contamination, or to remediate any condition which constitutes a violation of any Environmental Laws; (vi) any site assessments of the Mortgaged Property; (vii) liability for personal injury or property damage or damage to the environment or fines, penalties and punitive damages, resulting from the presence or release of hazardous materials or any violations of any Environmental Laws, at, upon, under, within, from, by or in connection with the Mortgaged Property; and (viii) any environmental matter described in this Mortgage, including, without limitation, matters arising out of any breach of the covenants, representations and warranties set forth herein in each instance described in (i) through (viii) hereof regardless of whether any such Losses arise out of or result from any breach of the covenants, representations and warranties pertaining to environmental matters set forth in this Mortgage or the other Security Documents, and regardless of whether or not caused by or within the control of Mortgagor or any Indemnified Person; or whether any such matters arise before, during or after any foreclosure of the Mortgage or other taking of title to all or any portion of the Mortgaged Property or the enforcement of any other remedies under the Security Documents (if any such event occurs). WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO LOSSES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OR THE STRICT LIABILITY OF ANY SUCH INDEMNIFIED PERSON, BUT NOT THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY SUCH INDEMNIFIED PERSON. The following shall apply to that portion of the Mortgaged Property located in the State of New
     Mexico: To the extent the foregoing indemnity is governed by Section 56-7-1 NMSA (1978), said indemnity shall not extend to liability, claims, damages, losses or expenses, including attorneys fees, arising out of (a) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by an Indemnified Person, or (b) the giving of or the failure to give directions or instructions by an Indemnified Person where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property. To the extent the foregoing indemnity is governed by Section 56-7-2 NMSA (1978), said indemnity shall not extend to (a) the sole or concurrent negligence of an Indemnified Person, (b) the sole or concurrent negligence of an independent contractor who is directly responsible to an Indemnified Person, or (c) an accident that occurs in operations carried on, at the direction, or under the supervision of an Indemnified Person or in accordance with methods and means specified by an Indemnified Person.

          (d) Notwithstanding the foregoing or any contrary provision hereof, Mortgagor's indemnification obligations set forth in this Section 3.10 shall not extend to any such Losses which are attributable solely to contamination by hazardous materials first introduced to the Mortgaged Property after a foreclosure of this Mortgage or other taking of title to the Mortgaged Property by any of Indemnified Persons.

          (e) The indemnification provided in this Section 3.10 shall specifically apply to and include claims or actions brought by or on behalf of tenants or employees of Mortgagor. Mortgagor hereby expressly waives (with respect to any claims of any Indemnified Person arising under this Section 3.10) any immunity to which Mortgagor may otherwise be entitled under any industrial or worker's compensation laws.

          (f) In the event any of the Indemnified Persons shall suffer or incur any such Losses, Mortgagor shall pay to such Indemnified Persons the total of all such Losses suffered or incurred within ten (10) days after demand therefore.

          (g) Mortgagor agrees that the representations, covenants, warranties and indemnifications contained in this Mortgage shall survive the release of the Mortgage, the foreclosure or the taking of a deed in lieu of foreclosure, other termination of the lien of the Mortgage, or the exercise by the Agent of any other remedies under the Security Documents, the discharge of Mortgagor's Obligations under any of the other Security Documents, or any transfer of the Mortgaged Property, even if as a part of such foreclosure, deed in lieu of foreclosure or other enforcement action, the Indebtedness is satisfied in full.

     3.11 Corporate Mortgagor. Mortgagor will continue to be duly qualified to transact business in each state where the conduct of its business requires it to be qualified, and will not, without the prior written consent of the Agent, consolidate or merge with any other partnership, company, corporation or other Person.

     3.12 Taxpayer I.D. Number. The taxpayer identification number of Mortgagor is 77-0212977. The taxpayer identification number of the Agent is 13-494-1099.

                                   ARTICLE IV

                            Assignment of Production
                            ------------------------

     4.1 Assignment.

          (a) Mortgagor hereby transfers, assigns, warrants and conveys to the Agent, effective as of May 1, 2002, at 7:00 A.M., local time, all Hydrocarbons which are thereafter produced from and which accrue to the Mortgaged Property, and all proceeds therefrom. Subject to the terms of
     Section 4.1(b), all parties producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Agent by virtue of the provisions of this Article IV, are authorized and directed to treat and regard the Agent as the assignee and transferee of Mortgagor and entitled in Mortgagor's place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Agent and shall be under no obligation to see to the application by the Agent of any such proceeds or payments received by it; provided, however, that, until the Agent shall have instructed such parties that an Event of Default has occurred and to deliver such Hydrocarbons and all proceeds therefrom directly to the Agent, such parties shall be entitled to deliver such Hydrocarbons and all proceeds therefrom directly to Mortgagor. So long as no Event of Default shall have occurred and the Agent has not yet given such instruction and notice thereof, the Agent agrees that Mortgagor shall be entitled to receive directly from such parties, and keep and retain, all such proceeds from the sale of such Hydrocarbons.

          (b) Upon the occurrence of an Event of Default (it being understood and agreed that the determination of the occurrence of an Event of Default by the Agent shall be conclusive and binding as to all such parties for all purposes hereof and that, at the time the Agent gives the initial instruction and notice under this Article IV, such Event of Default shall then be continuing) the Agent may at any time (and from time to time) thereafter give notice thereof to any party producing, purchasing or receiving any such Hydrocarbons, or having such, or proceeds therefrom, in their possession for which they or others are accountable to the Agent, directing that said Hydrocarbons and products are to be delivered into pipelines connected with the oil and gas leases, or to the purchaser thereof, free and clear of all Taxes, and the proceeds from the sale of such Hydrocarbons paid directly to the Agent in accordance with Section 4.5 of this Mortgage. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by the Agent or any party in order to have said revenues and proceeds so paid to the Agent, as and when provided in this Article IV. With respect to any funds received by the Agent after notice of an Event of Default shall have been given under this
     Article IV, the Agent is fully authorized to receive and give receipt for any such revenues and proceeds that are received by the Agent; to endorse and cash any and all checks and drafts payable to the order of Mortgagor or the Agent for the account of Mortgagor received from or in connection with said revenues or proceeds and apply the proceeds thereof in accordance with
     Section 4.2 hereof, and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor.

     4.2 Application of Proceeds. All payments received by the Agent pursuant to
Section 4.1 hereof shall be placed in a cash collateral account at the Agent and on the last business day of each calendar month applied as follows:

          First: To the payment and satisfaction of all costs and expenses incurred in connection with the collection of such proceeds, and to the payment of all items of the Indebtedness and the Obligations not evidenced by any Note.

          Second: To the payment of the interest on the Notes accrued to the date of such payment.

          Third: To the payment of the amounts of principal then due and owing on the Notes.

          Fourth: The balance, if any, shall either be applied on the then unmatured principal amounts of the Notes, such application to be on such of the Notes and installments thereof as the Agent may select, or, at the option of the Agent, released to Mortgagor.

     4.3 No Liability of the Agent in Collecting. The Agent is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned (and no such failure shall be deemed to be a waiver of any right of the Agent under this Article IV) and from all other responsibility in connection therewith, except the responsibility to account to Mortgagor for funds actually received.

     4.4 Assignment Not a Restriction on the Agent's Rights. Nothing herein contained shall detract from or limit the absolute obligation of Mortgagor to make payment of the Indebtedness regardless of whether the proceeds assigned by this Article IV are sufficient to pay the same, and the rights under this
Article IV shall be in addition to all other security now or hereafter existing to secure the payment of the Indebtedness.

     4.5 Status of  Assignment.  Notwithstanding  the other  provisions  of this
Article IV and in addition to the other rights hereunder, the Trustees, the Agent or any receiver appointed in judicial proceedings for the enforcement of this Mortgage shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after the occurrence and during the continuance of any Default and, in any event, after any Note or other item of Indebtedness has been declared due and payable in accordance with the provisions of Section 5.1 hereof and to apply all of said proceeds as provided in Section
4.2 hereof. Upon any sale of the Mortgaged Property or any part thereof pursuant to Article VI, the Hydrocarbons thereafter produced from the property so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article IV.

     4.6 Indemnification Obligations. The following provisions shall apply to, and be deemed in each case to modify, each of the provisions of this Mortgage (except those set forth in Section 3.10 hereof) and the other Security Documents (except to the extent otherwise expressly provided therein) wherein Mortgagor is obligated to indemnify each of the Indemnified Persons:

          (a) Mortgagor agrees to indemnify the Trustees and the Agent against all legal and administrative proceedings for which a claim for indemnification may be made by the Indemnified Person (herein, collectively, called "Indemnification Claims") made against or incurred by them or any of them as a consequence of the assertion, either before or after the payment in full of the Indebtedness, that they or any of them received Hydrocarbons herein assigned or the proceeds thereof claimed by third persons and the Trustees and the Agent shall have the right to defend against any such Indemnification Claims, employing attorneys therefor, and unless furnished with reasonable indemnity, they or any of them shall have the right to pay or compromise and adjust all such Indemnification Claims. Mortgagor will indemnify and pay to the Trustees or the Agent any and all such amounts as may be paid in respect thereof or as may be successfully adjudged against the Trustees and the Agent or any of them. The obligations of Mortgagor as hereinabove set forth in this Section 4.6 shall survive the release termination, foreclosure or assignment of this Mortgage or any sale hereunder.

          (b) Mortgagor shall pay when due any judgments with respect to an Indemnification Claim against any of the Indemnified Persons and which are rendered by a final order or decree of a court of competent jurisdiction from which no further appeal may be taken or has been taken within the applicable appeal period. In the event that such payment is not made, any of the Indemnified Persons at its sole discretion may pay any such judgments, in whole or in part, and look to Mortgagor for reimbursement pursuant to this Mortgage, or may proceed to file suit against Mortgagor to compel such payment.

          (c) Any amount which Mortgagor is obligated to pay to or for the benefit of an Indemnified Person with respect to an Indemnification Claim, but which is not paid when due, shall bear interest at the default or post maturity rate of interest provided for in the Note from the date such amount is due until such amount is paid.

                                   ARTICLE V

                                Events of Default
                                -----------------

     5.1 Events of Default Hereunder. In case any one or more of the following events of default (each, an "Event of Default") shall occur and shall not have been remedied:

          (a) default in the payment of principal of or interest on any Note, or in the payment of any other Indebtedness or in the performance and discharge of the Obligations secured hereby, when due;

          (b) the occurrence of an event of default (other than any relating to non-payment of principal of or interest on any Note) under the terms and provisions of either Credit Agreement and the continuance of such event of default for the applicable period of grace, if any;

          (c) any warranty or representation made by Mortgagor herein shall prove to be untrue in any material respect as of the date made or deemed made; or

          (d) failure by Mortgagor, within the applicable period of grace, if any, to cure a default in the due performance or observance of any covenant or agreement contained in this Mortgage and not constituting a default in the payment of principal of or interest upon any Note or in the payment of any other Indebtedness;

then and in any such event the Agent, at its option, may enforce any of the provisions of Article VI hereof, without any notice or demand of any kind, both of which are hereby expressly waived.

                                   ARTICLE VI

                           Enforcement of the Security
                           ---------------------------

     6.1 Acceleration. Upon the occurrence of an Event of Default and if such Event of Default shall be continuing, the Trustees shall have the right and power to declare the then unpaid principal balance on the Note, the accrued interest and any other accrued but unpaid portion of the Indebtedness to be immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

     6.2 Title Examination. Upon the occurrence of an Event of Default and if such Event of Default shall be continuing, the Trustees shall have the right and power to cause to be brought down to date a title examination and tax histories of the Mortgaged Property, procure title opinions or title reports or, if necessary, procure new abstracts and tax histories.

     6.3 Environmental Audit. Upon the occurrence of an Event of Default and if such Event of Default shall be continuing, the Trustees shall have the right and power to procure an updated or entirely new environmental audit of the Mortgaged Property including the lands described in Exhibit A, buildings, soil, ground water and subsurface investigations; have the buildings inspected by an engineer or other qualified inspector; enter upon the Mortgaged Property at any time and from time to time to show the Mortgaged Property to potential purchasers and potential bidders at foreclosure sale; make available to potential purchasers and potential bidders all information obtained pursuant to the foregoing and any other information in the possession of the Agent regarding the Mortgaged Property.

     6.4 Power of Sale of Real Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default and if such Event of Default shall be continuing, the Trustees shall have the right and power to sell, to the extent permitted by Applicable Law, at one or more sales, as an entirety or in parcels, as they may elect, the real property constituting a part of the Mortgaged Property, at such place or places and otherwise in such manner and upon such notice as may be required by Applicable Law, or, in the absence of any such requirement, as the Trustees may deem appropriate, and to make conveyance to the purchaser or purchasers; and Mortgagor shall warrant title to such real property to such purchaser or purchasers. The Trustees may postpone the sale of all or any portion of such real property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and the Trustees may make other and successive sales until all of the trust estate be legally sold. With respect to that portion, if any, of the Mortgaged Property situated in the State of Wyoming, this Mortgage may be foreclosed by advertisement and sale as provided by applicable Wyoming statutes. With respect to that portion, if any, of the Mortgaged Property situated in the State of Oklahoma, the

Agent shall have the right and power at its option to declare the Indebtedness secured hereby due and payable and to sell, or direct the Trustees to sell, the "real estate," as such term is defined under the provisions of 46 O.S. Supp. 1986, ss.42, constituting a part of the Mortgaged Property, all under the terms of 46 O.S. Supp. 1986, ss.40 et seq., and shall, to the extent permitted by Applicable Law, have the other rights conferred on the Trustees under the provisions of this Mortgage.

     6.5 Rights of the Trustees with Respect to Personal Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default and if such Event of Default shall be continuing, the Trustees will have all rights and remedies granted by Applicable Law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Trustees or the Agent may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Trustees or the Agent may require Mortgagor to assemble such personal property and make it available to the Trustees or the Agent at a place to be designated by the Trustees or the Agent which is reasonably convenient to all parties. Unless such personal property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Trustees or the Agent will give Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such personal property is to be made. This requirement of sending reasonable notice will be met if the notice is mailed by first-class mail, postage prepaid, to Mortgagor at the address shown below the signatures at the end of this Mortgage at least five (5) days before the time of the sale or disposition.

     6.6 Rights with Respect to Fixtures Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default and if such Event of Default shall be continuing, the Trustees may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or personal property collateral and then proceed to exercise such rights as apply to such type of collateral.

     6.7 Judicial Proceedings. Upon the occurrence of an Event of Default and if such Event of Default shall be continuing, the Trustees, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder for each or upon credit in one or more parcels or portions under executory or ordinary process, at the Agent's sole option, without appraisement (appraisement being expressly waived), or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy. Mortgagor hereby acknowledges the Indebtedness secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon in the full amount of the Indebtedness in favor of the Agent and any future holder or holders of the Notes if such obligations are not paid at maturity.

     6.8 Possession of the Mortgaged Property. It shall not be necessary for the Trustees or the Agent to have physically present or constructively in their possession at any sale held by the Trustees or the Agent or by any court, receiver or public officer any or all of the Mortgaged Property; and Mortgagor shall deliver to the purchasers at such sale on the date of sale the Mortgaged Property purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to such purchaser at such sale as completely as if the same had been actually present and delivered.

     6.9 Certain Aspects of a Sale. The Agent shall have the right to become the purchaser at any sale held by the Trustees or by any court, receiver or public officer, and the Agent shall have the right to credit upon the amount of the bid made therefor the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Notes, after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder.

     6.10 Receipt to Purchaser. Upon any sale, whether made under the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Trustees, or of the officer making sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustees or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

     6.11 Effect of Sale. Any sale or sales of the Mortgaged Property, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of Mortgagor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor, and Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Mortgagor or Mortgagor's successors or assigns. Nevertheless, Mortgagor, if requested by the Agent so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

     6.12 Application of Proceeds. The proceeds of any sale of, and the Rents and Revenues and other amounts generated by the holding, leasing, operation or other use of, the Mortgaged Property shall be applied by the Agent (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority:

          (a) first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation,
     (i) trustees' and receivers' fees, (ii) court costs, (iii) attorneys' and accountants' fees, (iv) costs of advertisement, and (v) the payment of any and all Taxes, liens, security interests or other rights, title or interests equal or superior to the lien and security interest of this Mortgage (except those to which the Mortgaged Property has been sold subject to and without in any way implying the Agent's prior consent to the creation thereof);

          (b) second, to the payment of all amounts, other than the unpaid principal balance and accrued but unpaid interest due on the Note, which may be due to the Agent or the Lenders under the Security Documents, together with interest thereon as provided therein;

          (c) third, to the payment of all accrued but unpaid interest due on the Note;

          (d) fourth,  to the payment of the unpaid principal balance due on the
     Note in the inverse order of maturity, and interest shall cease as to the amount so paid;

          (e) fifth, to the extent funds are available therefor out of the sale proceeds or the Rents and Revenues and to the extent known by the Agent, to the payment of any indebtedness or obligation secured by a subordinate Mortgage on or security interest in the Mortgaged Property; and

          (f) sixth, to Mortgagor or Mortgagor's successors or assigns, as their interests shall appear.

     6.13 Mortgagor's Waiver of Appraisement, Marshalling and Other Rights. Mortgagor agrees, to the full extent that Mortgagor may lawfully so agree, that Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, so far as Mortgagor or those claiming through or under Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws; provided, however, that appraisement of any of the Mortgaged Property located in the State of Oklahoma is hereby expressly waived or not, at the option of the Trustees, such option to be exercised prior to or at the time the judgment is rendered in any foreclosure hereof. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, waives, to the extent that Mortgagor may lawfully do so, any and all right to have the Mortgaged Property marshalled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Trustees, the Agent or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, further waives, to the full extent that Mortgagor may lawfully do so, any requirement for posting a receiver's bond or replevin bond or other similar type of bond if the Trustees or the Agent commence an action for appointment of a receiver or an action for replevin to recover possession of any of the Mortgaged Property. If any law in this paragraph referred to and now in force, of which Mortgagor or Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph. Pursuant to Section 39-5-19, New Mexico Statutes, Annotated, 1978 Comp., as amended, Mortgagor agrees that as to the Mortgaged Property situated in the State of New Mexico, the redemption period shall be shortened to one (1) month. Mortgagor hereby waives all rights of appraisement, sale, homestead or redemption allowed under any law or laws of the State of Arkansas, and especially redemption under the Act of the General Assembly of the State of Arkansas approved May 8, 1899, and acts amendatory thereto. If Mortgagor is an individual, Mortgagor waives and releases all rights of dower, courtesy and homestead in the Mortgaged Property insofar as such rights may in any way affect the purposes of this Mortgage.

     6.14 Costs and Expenses. All costs and expenses (including attorneys' fees) incurred by the Trustees or the Agent in protecting and enforcing their rights hereunder shall constitute a demand obligation owing by Mortgagor to the party incurring such costs and expenses and shall draw interest at an annual rate equal to the highest rate of interest from time to time accruing on the Loan Note plus one percent (1%) until paid, all of which shall constitute a portion of the Indebtedness.

     6.15 Sale of the Mortgaged Property in Texas. If any Note is not paid when due, whether by acceleration or otherwise, the Trustees are hereby authorized and empowered to sell any part of the Mortgaged Property located in the State of Texas at public sale to the highest bidder for cash in the area at the county courthouse of the county in Texas in which the Texas portion of the Mortgaged Property or any part thereof is situated, as herein described, designated by such county's commissioner's court for such proceedings, or if no area is so designated, at the door of the county courthouse of said county, at a time between the hours of 10:00 A.M. and 4:00 P.M. which is no later than three (3) hours after the time stated in the notice described immediately below as the earliest time at which such sale would occur on the first Tuesday of any month, after advertising the earliest time at which said sale would occur, the place, and terms of said sale, and the portion of the Mortgaged Property to be sold, by
(a) posting (or by having some person or persons acting for the Trustees post) for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the courthouse door of said county in which the sale is to be made; and if such portion of the Mortgaged Property lies in more than one county, one such notice of sale shall be posted at the courthouse door of each county in which such part of the Mortgaged Property is situated and such part of the Mortgaged Property may be sold in the area at the county courthouse of any one of such counties designated by such county's commissioner's court for such proceedings, or if no area is so designated, at the courthouse door of such county, and the notice so posted shall designate in which county such property shall be sold, and (b) filing in the office of the county clerk of each county in which any part of the Texas portion of the Mortgaged Property which is to be sold at such sale is situated a copy of the notice posted in accordance with the preceding clause (a). In addition to such posting and filing of notice, the Agent or other holder of the Indebtedness shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on Mortgagor and on each other debtor, if any, obligated to pay the Indebtedness according to the records of the Agent or other holder of the Indebtedness. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper properly addressed to Mortgagor and such other debtors at their most recent address or addresses as shown by the records of the Agent or other holder of the Indebtedness in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such a service was completed shall be prima facie evidence of the fact of service. Mortgagor agrees that no notice of any sale, other than as set out in this Section, need be given by the Trustees, the Agent or any other person, except as may otherwise be required by Applicable Law. Mortgagor hereby designates as its address for the purpose of such notice the address set out on the signature page hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to the Agent or other holder of the Indebtedness at the address for the Agent set out herein (or to such other address as the Agent or other holder of the Indebtedness may have designated by notice given as above provided to Mortgagor and such other debtors). Any such notice of change of address of Mortgagor or other debtors or of the Agent or of other holder of the Indebtedness shall be effective three (3) business days after such deposit if such post office or official depository is located in the State of Texas, otherwise to be effective upon receipt. Mortgagor authorizes and empowers the Trustees to sell the Texas portion of the Mortgaged Property in lots or parcels or in its entirety as the Trustees shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto by fee simple title, with evidence of general warranty by Mortgagor, and the title of such purchaser or purchasers when so made by the Trustees, Mortgagor binds itself to warrant and forever defend. Where portions of the Mortgaged Property lie in different counties, sales in such counties may be conducted in any order that the Trustees may deem expedient; and one or more such sales may be conducted in the same month, or in successive or different months as the Trustees may deem expedient. Notwithstanding anything to the contrary contained herein, the Trustees may postpone the sale provided for in this Section 6.15 at any time without the necessity of a public announcement. The provisions hereof with respect to the posting and giving of notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas, effective January 1, 1984, and in the event the requirements, or any notice, under such Section 51.002 of the Property Code of the State of Texas shall be eliminated or the prescribed manner of giving such notices modified by future amendment to, or adoption of any statute superseding,

Section 51.002 of the Property Code of the State of Texas, the requirement for such particular notices shall be deemed stricken from or modified in this Mortgage in conformity with such amendment or superseding statute, effective as of the effective date thereof.

     6.16 Fair Market Value. It is expressly agreed by Mortgagor that to the extent Section 51.003 of the Texas Property Code, or any amendment thereto, requires that the "fair market value" of the Mortgaged Property shall be determined as of the foreclosure date in order to enforce a deficiency against Mortgagor or any other party liable for repayment of the Indebtedness, the term "fair market value" shall include those matters required by Applicable Law and shall also include the additional factors set forth below:

          (a) The Mortgaged Property is to be valued "AS IS" and "WITH ALL FAULTS" and there shall be no assumption of restoration of or refurbishment of improvements, if any, after the date of the foreclosure;

          (b) An offset to the fair market value of the Mortgaged Property, as determined hereunder, shall be made by deducting from such value the reasonable estimated closing costs relating to the sale of the Mortgaged Property, including but not limited to brokerage commissions, title examination and curative expenses, tax prorations, escrow fees, and other common charges which are incurred by a seller of property; and

          (c) After consideration of the factors required by Applicable Law and those required above, an additional discount factor shall be calculated based upon the estimated time it will take to effectuate a sale of the Mortgaged Property so that the "fair market value" as so determined is discounted to be as of the date of the foreclosure sale of the Mortgaged Property.

     6.17 Operation of the Mortgaged Property by the Trustees or the Agent. Upon the occurrence of an Event of Default and during the continuance of such Event of Default and in addition to all other rights herein conferred on the Trustees, the Trustees or the Agent (or any person, firm or corporation designated by the Trustees or the Agent) shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and to exclude Mortgagor, and Mortgagor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that Mortgagor shall be at the time entitled and in its place and stead. The Trustees, the Agent, or any person, firm or corporation designated by the Trustees or the Agent, may operate the same without any liability to Mortgagor in connection with such operations, except to use ordinary care in the operation of such properties, and the Trustees, the Agent or any person, firm or corporation designated by the Trustees or the Agent, shall have the right to collect, receive and receipt for all Hydrocarbons produced and sold from said properties, to make repairs, purchase machinery and equipment, conduct work-over operations, drill additional wells and to exercise every power, right and privilege of Mortgagor with respect to the Mortgaged Property. When and if the expenses of such operation and development (including costs of unsuccessful work-over operations or additional wells) paid by the Trustees or the Agent or attributable to Mortgagor's undivided interest therein and withheld, or offset against, by an operator or other party have been paid or reimbursed in full by Mortgagor and the Indebtedness paid, said properties shall, if there has been no sale or foreclosure, be returned to Mortgagor.

     6.18 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as the Agent, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales but other and successive sales may be made until all of the Mortgaged Property has been sold or until the Indebtedness has been fully satisfied.

     6.19 Remedies Cumulative, Concurrent and Non-Exclusive. The Agent shall have all rights, remedies and recourses granted in the Security Documents and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Mortgaged Property, or any portion thereof), and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against any one or more of Mortgagor, any Guarantor, or others obligated under the Note, or against the Mortgaged Property, at the sole discretion of the Agent, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Mortgagor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, non-exclusive.

     6.20 Release of and Resort to Collateral. The Agent may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Security Documents or their stature as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, the Agent may resort to any other security therefor held by Trustees in such order and manner as the Agent may elect.

     6.21 Discontinuance of Proceedings. In case the Agent shall have proceeded to invoke any right, remedy or recourse permitted under the Security Documents and shall thereafter elect to discontinue or abandon same for any reason, the Agent shall have the unqualified right so to do and, in such an event, Mortgagor and the Agent shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Security Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of the Agent shall continue as if same had never been invoked.

     6.22 Uniform Commercial Code Remedies. The Agent (or Trustees in the Agent's behalf) shall have all the rights, remedies and recourses with respect to the Personalty, Fixtures, Leases and Rents and Revenues afforded a Secured Party by the aforesaid Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code, as to property within the scope thereof and situated in the State of

Texas) in addition to, and not in limitation of, the other rights, remedies and recourses afforded the Agent and/or Trustees by the Security Documents.

     6.23 No Obligation of Trustees or the Agent. The assignment and security interest herein granted shall not be deemed or construed (a) to constitute Trustees or the Agent as a trustee in possession of the Mortgaged Property or
(b) to obligate Trustees or the Agent to (i) lease the Mortgaged Property or attempt to do same, (ii) take any action, (iii) incur any expenses or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                  ARTICLE VII

                            Miscellaneous Provisions
                            ------------------------

     7.1 Pooling and Unitization. Mortgagor shall have the right, and is hereby authorized, to pool or unitize all or any part of the lands described in Exhibit A, insofar as relates to the Mortgaged Property, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of Mortgagor, it is necessary or advisable to do so in order to form a drilling and/or production unit to facilitate the orderly development of that part of the Mortgaged Property affected thereby, or to comply with the requirements of any Applicable Law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; provided, however, that any unit so formed for the production of oil shall not substantially exceed 160 acres, and any unit so formed for the production of gas shall not substantially exceed 640 acres, unless a larger area is required to conform to an Applicable Law or governmental order or regulation relating to the spacing of wells or to obtain the maximum allowable production under any Applicable Law or governmental order or regulation relating to the proration of production therefrom; and further provided that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in a uniform manner consistently applied. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Immediately after formation of any such unit, Mortgagor shall furnish to the Trustees and the Agent a true copy of the pooling agreement, declaration of pooling or other instrument creating such unit, in such number of counterparts as the Trustees may reasonably request. The interest in any such unit attributable to the Mortgaged Property (or any part thereof) included therein shall become a part of the Mortgaged Property and shall be subject to the lien hereof in the same manner and with the same effect as though such unit and the interest of Mortgagor therein were specifically described in Exhibit A. Mortgagor may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of the Agent, which consent shall not be unreasonably withheld.

     7.2 No Liability. Trustees and the Agent shall not be liable for any error of judgment or act done by Trustees and the Agent in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for their negligence or bad faith. Trustees and the Agent shall not be personally liable in case of entry by them, or anyone entering by virtue of the powers herein granted them, upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustees and the Agent shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by them hereunder, believed by them in good faith to be genuine. Trustees shall be entitled to reimbursement for expenses incurred by them in the performance of their duties hereunder and to reasonable compensation for such of their services hereunder as shall be rendered. Mortgagor will, from time to time, pay the compensation due to Trustees and the Agent hereunder and reimburse Trustees and the Agent for, and save them harmless against, any and all liability and expenses which may be incurred by them in the performance of their duties.

     7.3 Successor Trustees. Any Trustee may resign in writing addressed to the Agent or may be removed at any time with or without cause by an instrument in writing duly executed by the Agent. In case of the death, resignation or removal of a Trustee, one or more successor Trustees may be appointed by the Agent by instrument of substitution complying with any applicable requirements of Applicable Law, and in the absence of any such requirement without formality other than appointment and designation in writing. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation this conveyance shall vest in the named successor Trustee or Trustees, all the estate and title of the prior Trustee in all of the Mortgaged Property, and he or they shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the prior Trustee. All references herein to the Trustees shall be deemed to refer to the Trustees from time to time acting hereunder.

     7.4 Actions or Advances by the Agent or the Trustees. Each and every covenant herein contained shall be performed and kept by Mortgagor solely at Mortgagor's expense. If Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this Mortgage, the Agent, or the Trustees or any receiver appointed hereunder or under Applicable Law, may, but shall not be obligated to, take action and/or make advances to perform the same in Mortgagor's behalf, and Mortgagor hereby agrees to repay the expense of such action and such advances upon demand plus interest at an annual rate equal to the Alternate Base Rate (as defined in the Credit Agreements) of interest from time to time accruing on the Loan Note plus the Applicable Margin (as defined in the Credit Agreements) plus two percent (2%) until paid or, in the event any promissory note evidences such indebtedness, upon the terms and conditions thereof. No such advance or action by the Agent, the Trustees or any receiver appointed hereunder shall be deemed to relieve Mortgagor from any default hereunder.

     7.5 No Waiver. Any failure by Trustees or the Agent to insist, or any election by Trustees or the Agent not to insist, upon strict performance by Mortgagor of any of the terms, provisions or conditions of the Security Documents shall not be deemed to be a waiver of same or of any other term, provision or condition thereof, and Trustees or the Agent shall have the right at any time or times thereafter to insist upon strict performance by Mortgagor of any and all of such terms, provisions and conditions.

     7.6 Defense of Claims. Mortgagor will notify the Trustees and the Agent, in writing, promptly of the commencement of any legal proceedings affecting the lien or security interest hereof or the Mortgaged Property, or any part thereof, and will take such action, employing attorneys as set forth in Section 3.4(j), as may be necessary or appropriate to preserve Mortgagor's, the Trustees' and the Agent's rights affected thereby and/or to hold harmless the Trustees, the Agent and the Lender Parties in respect of such proceedings; and should Mortgagor fail or refuse to take any such action, the Trustees or the Agent may, upon giving prior written notice thereof to Mortgagor, take such action in behalf and in the name of Mortgagor and at Mortgagor's expense. Moreover, the Agent or the Trustees on behalf of the Agent, may take such independent action in connection therewith as it or they may in its or their discretion deem proper, Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at an annual rate equal to the Alternate Base Rate (as defined in the Credit Agreements) of interest from time to time accruing on the Loan Note plus the Applicable Margin (as defined in the Credit Agreements) plus two percent (2%) until paid, will, on demand, be reimbursed, as appropriate, to the Agent, the Trustees or any receiver appointed hereunder or under Applicable Law. The obligations of Mortgagor as hereinabove set forth in this Section 7.6 shall survive the release, termination, foreclosure or assignment of this Mortgage or any sale hereunder.

     7.7 The Mortgaged Property to Revert. If the Indebtedness shall be fully paid and the covenants herein contained shall be well and truly performed, then all of the Mortgaged Property shall revert to Mortgagor and the entire estate, right, title and interest of the Trustees and the Agent shall thereupon cease; and the Trustees and the Agent in such case shall, upon the request of Mortgagor and at Mortgagor's cost and expense, deliver to Mortgagor proper instruments acknowledging satisfaction of this Mortgage.

     7.8 Covenants Running with the Land. All Obligations contained in this Mortgage are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Property.

     7.9 Renewals, Amendments and Other Security. Renewals and extensions of the Indebtedness and modifications of any kind of the Obligations may be given at any time and amendments may be made to agreements with third parties relating to any part of such Indebtedness or the Mortgaged Property and the Trustees and the Agent may take or may now hold other security from others for the Indebtedness, all without notice to or consent of Mortgagor. The Trustees or the Agent may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this Mortgage, which shall continue as a first lien upon and prior perfected security interest in the Mortgaged Property not expressly released until the Notes and all other Indebtedness secured hereby are fully paid.

     7.10 Mortgage, Assignment, etc. This Mortgage shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, deed of trust, financing statement, real estate mortgage, or security agreement, and from time to time as any one or more thereof.

     7.11 Limitation on Interest. No provision of this Mortgage or of the Notes, the Credit Agreements or any other Loan Document shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate or which is otherwise contrary to Applicable Law. If any excess of interest in such respect is herein or in the Notes, the Credit Agreements or any other Loan Document provided for, or shall be adjudicated to be so provided for herein or in the Notes, the Credit Agreements or any other Loan Document, Mortgagor shall not be obligated to pay such excess.

     7.12 Severability. The Security Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal
Requirements. If any provision of any of the Security Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather shall be enforced to the greatest extent permitted by Applicable Law. It is hereby expressly stipulated and agreed to be the intent of Mortgagor and the Agent at all times to comply with the usury, and all other, laws relating to the Security Documents. If, at any time, the applicable Legal Requirements render usurious any amount called for in any Security Document, then it is Mortgagor's, Trustees' and the Agent's express intent that such document be immediately deemed reformed and the amounts collectible reduced, without the necessity of the execution of any new document, so as to comply with the then Applicable Law but so as to permit the recovery of the fullest amount otherwise called for in such Security Documents.

     7.13 Waiver by the Trustees. Any and all covenants in this Mortgage may from time to time by instrument in writing signed by the Trustees and the Agent be waived to such extent and in such manner as the Trustees and the Agent may desire, but no such waiver shall ever affect or impair either the Trustees' or the Agent's rights or liens or security interests hereunder, except to the extent specifically stated in such written instrument.

     7.14 Action by Individual Trustee. Any Trustee from time to time serving hereunder shall have the absolute right, acting individually, to take any action and to give any consent and to exercise any right, remedy, power, privilege or authority conferred upon the Trustees, and any action taken by either Trustee from time to time serving hereunder shall be binding upon the other Trustee and no person dealing with either Trustee from time to time serving hereunder shall be obligated to confirm the power and authority of such Trustee to act without the concurrence of the other Trustee.

In this Mortgage, the term "Trustee" means the Trustees hereinabove named, or either of them, as the context requires, and any successor Trustee.

     7.15 No Partnership. Nothing contained in this Mortgage is intended to, or shall be construed as, creating to any extent and in any manner whatsoever, any partnership, joint venture, or association among Mortgagor, the Trustees, the Agent and their respective Affiliates, or in any way as to make the Agent or the Trustee's co-principals with Mortgagor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

     7.16 Successors and Assigns. This Mortgage is binding upon Mortgagor, Mortgagor's successors and assigns, and shall inure to the benefit of the Trustees, their successors, and the Agent, its successors and assigns, and the provisions hereof shall likewise be covenants running with the land.

     7.17 Article and Section Headings. The article and section headings in this Mortgage are inserted for convenience of reference and shall not be considered a part of this Mortgage or used in its interpretation.

     7.18 Execution in Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which are identical, except that, to facilitate recordation or filing, in any particular counterpart portions of Exhibit A hereto which describe properties situated in parishes or counties other than the parish or county in which such counterpart is to be recorded or filed may have been omitted.

     7.19 Special Filing as Financing Statement. This Mortgage shall likewise be a Security Agreement and a Financing Statement. This Mortgage shall be filed for record, among other places, in the real estate records of each county or parish in which any portion of the real property covered by the oil and gas leases described in Exhibit A hereto is situated, and, when filed in such counties or parishes shall be effective as a financing statement covering Fixtures located on oil and gas properties, which oil and gas properties (and accounts arising therefrom) are to be financed at the wellheads of the wells located on the lands described in Exhibit A. At the option of the Agent, a carbon, photographic or other reproduction of this Mortgage or of any financing statement covering the Mortgaged Property or any portion thereof shall be sufficient as a financing statement and may be filed as such.

     7.20 Notices. Except as otherwise required by Sections 6.5 and 6.15 hereof, any notice, request, demand or other Mortgage which may be required or permitted to be given or served upon Mortgagor shall be sufficiently given when mailed by first-class mail, addressed to Mortgagor at the address shown below the signatures at the end of this Mortgage or to such different address as Mortgagor shall have designated by written notice received by the Agent or the Trustees.

     7.21  Reliance.   Notwithstanding   any  reference  herein  to  the  Credit
Agreements, the Notes or the Letters of Credit, no party shall have any obligation to inquire into the terms or conditions of any such documents and all parties shall be fully authorized to rely upon any statement, certificate, or affidavit of Agent or any future holder of any portion of the Indebtedness as to the occurrence of any event such as the occurrence of any event of default.

     7.22 The Agent as Agent for the Lender Parties. As described above, certain Affiliates of the Agent and the Lenders are or may become parties to certain Hedging Agreements with Mortgagor and/or Affiliates of Mortgagor. This Mortgage secures the obligations of Mortgagor and such Affiliates, as the case may be, under such Hedging Agreements, and the parties acknowledge for all purposes that the Agent acts for itself and as agent on behalf of such Affiliates of the Agent and such Lenders which are so entitled to share in the rights and benefits accruing to the Agent under this Mortgage in respect of the Mortgaged Property.

     7.23 Applicable Law. As to any tract or parcel of land comprising a portion of the Mortgaged Property, this Mortgage shall be governed by and construed according to the Applicable Laws of the State where such tract or parcel of land is situated.

     7.24 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, the Indebtedness and this Mortgage shall be subrogated to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property to secure the indebtedness so extinguished, extended or renewed and the former rights, claims, liens, titles and interests, if any, are not waived but rather are continued in full force and effect in favor of the Agent and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the satisfaction of the Obligations.

     7.25 Fixture Filing. Portions of the Mortgaged Property are or are to become fixtures relating to the above described real estate, and Mortgagor herein expressly covenants and agrees that the filing of this Mortgage in the Real Estate Records in the county where the Mortgaged Property is located shall also operate from the time of filing therein as a financing statement filed as a fixture filing in accordance with Section 9.502(c) of the Uniform Commercial Code - Secured Transactions of the State of Texas.

     7.26 Subordination by The Agent. From time to time at the Agent's option, by instrument executed by the Agent and recorded in the real property records where this Mortgage has been recorded, the Agent may subordinate the lien created by this Mortgage to any interest in the Mortgaged Property. Any such subordination shall be solely at the Agent's option, and in no event shall the Agent be obligated to subordinate the lien or security interest created by this Mortgage.

     IN WITNESS WHEREOF, Mortgagor has executed or caused to be executed this Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing in the presence of the undersigned Notary Public on this _____ day of ______________, 2002.



                              MORTGAGOR AND DEBTOR
                              --------------------




                                       CALPINE CORPORATION, a Delaware
                                       corporation


                                       By:______________________________________
                                       Title:___________________________________
                                       Printed Name:____________________________


ATTEST:


_______________________________________
Secretary
Printed Name:__________________________



The name and mailing address of Mortgagor is:


Calpine Corporation
1000 Louisiana Street, Suite 800
Houston, TX  77002


                                                           [Multistate Mortgage]

                                  SECURED PARTY
                                  -------------




                                       THE BANK OF NOVA SCOTIA, as Agent


                                       By:______________________________________
                                       Title: Director
                                       Printed Name: Kemp Leonard

ATTEST:


_______________________________________
Banking Officer/Clerk
Printed Name: John Quick



                           ADDITIONAL SECURED PARTIES
                           --------------------------




                                       _________________________________________
                                       Kemp Leonard, Trustee

                                       _________________________________________
                                       John Quick, Trustee


The name and mailing address of the Secured Party is:

The Bank of Nova Scotia, as Agent
580 California Street
Suite 2100
San Francisco, CA 94104

The mailing address of the additional Secured Parties, Kemp Leonard, as Trustee, and John Quick, as Trustee, is:

The Bank of Nova Scotia
580 California Street
Suite 2100
San Francisco, CA 94104
Attention:        Kemp Leonard
                  John Quick


                                                           [Multistate Mortgage]

STATE OF _______________________)
                                )  SS.
COUNTY OF ______________________)

     BE IT REMEMBERED that I,  _______________________________,  a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this _____ day of ____________, 2002, there appeared before me severally each of the following persons, each being either a Trustee or else the designated officer of the corporation or association set opposite his name, and each such Trustee, corporation and association being a party to the foregoing instrument:

     ___________________________,      the      ______________________,      and
___________________________,  the  ______________________  Secretary, of Calpine
Corporation, a Delaware corporation, whose address is 1000 Louisiana Street, Suite 800, Houston, TX 77002.

ARKANSAS Before me on this day appeared in person the aforementioned persons, to me personally well known, who stated that they held the offices in the corporation or association set forth opposite their names above (or, in the case of the Trustees, were validly appointed Trustees) and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and on behalf of said corporation or association (or as Trustees, as the case may be), and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

COLORADO The foregoing instrument was acknowledged before me this day by each such person on behalf of said corporation or association, or himself, as a Trustee, as the case may be.

KANSAS On this day before me personally appeared the aforementioned persons, who acknowledged themselves to hold the offices in the corporation set forth opposite their names above (or, in the case of the Trustees, were validly appointed Trustees) and as such officers or Trustees, hereby authorized to do so, executed the foregoing instrument for the purposes therein contained.

MISSISSIPPI    Personally  appeared before me, the undersigned  authority in and
               for  the  said  county  and  state,   on  this  day,   within  my
               jurisdiction   the  within  named   persons,   who   acknowledged
               themselves to hold the offices in the corporation set forth opposite their name above (or, in the case of the Trustees, were validly appointed Trustees), and that for and on behalf of said corporation (or as Trustees, as the case may be), executed the above and foregoing instrument after


                                                           [Multistate Mortgage]
               first  having  been duly authorized by said corporation so to do.

MONTANA On this day before me personally appeared each such person, each of whom is known to me to be the officer of the corporation that executed the within instrument (or a Trustee, as the case may be), and acknowledged to me that such corporation (or Trustee, as the case may be) executed the same.

NEBRASKA       The foregoing  instrument was acknowledged  before me this day by
 and           each such person as the designated officers of the corporation or
NEW MEXICO     association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association, or himself as a Trustee, as the case may be.

OKLAHOMA Before me on this day personally appeared the aforementioned persons, to me known to be the identical persons who subscribed the names of the respective makers thereof to the foregoing instrument in the capacities set forth opposite the names of such persons above, and each such person acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of the corporation or association set opposite his name (or of himself as Trustee, as the case may be) for the uses and purposes therein set forth.

TEXAS This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

WYOMING The foregoing instrument was acknowledged before me by the above individuals on this day.

                       Witness my hand and official seal.



                                       _________________________________________
                                       Notary Public
                                       Residing at______________________________



My commission expires:


                                                           [Multistate Mortgage]

STATE OF _______________________)
                                )  SS.
COUNTY OF ______________________)

     BE IT REMEMBERED that I,  _______________________________,  a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this _____ day of ____________, 2002, there appeared before me severally each of the following persons, each being either a Trustee or else the designated officer of the corporation or association set opposite his name, and each such Trustee, corporation and association being a party to the foregoing instrument:

     Kemp Leonard, Director, and John Quick, Banking Officer/Clerk, of THE BANK OF NOVA SCOTIA, a Canadian chartered bank, whose address is 580 California Street, Suite 2100, San Francisco, CA 94104.

ARKANSAS Before me on this day appeared in person the aforementioned persons, to me personally well known, who stated that they held the offices in the corporation or association set forth opposite their names above (or, in the case of the Trustees, were validly appointed Trustees) and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and on behalf of said corporation or association (or as Trustees, as the case may be), and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

COLORADO The foregoing instrument was acknowledged before me this day by each such person on behalf of said corporation or association, or himself, as a Trustee, as the case may be.

KANSAS On this day before me personally appeared the aforementioned persons, who acknowledged themselves to hold the offices in the corporation set forth opposite their names above (or, in the case of the Trustees, were validly appointed Trustees) and as such officers or Trustees, hereby authorized to do so, executed the foregoing instrument for the purposes therein contained.

MISSISSIPPI    Personally  appeared before me, the undersigned  authority in and
               for  the  said  county  and  state,   on  this  day,   within  my
               jurisdiction   the  within  named   persons,   who   acknowledged
               themselves to hold the offices in the corporation set forth opposite their name above (or, in the case of the Trustees, were validly appointed Trustees), and that for and on behalf of said corporation (or as Trustees, as the case may be), executed the above and foregoing instrument after first having been duly authorized by said corporation so to do.


                                                           [Multistate Mortgage]

MONTANA On this day before me personally appeared each such person, each of whom is known to me to be the officer of the corporation that executed the within instrument (or a Trustee, as the case may be), and acknowledged to me that such corporation (or Trustee, as the case may be) executed the same.

NEBRASKA       The foregoing  instrument was acknowledged  before me this day by
 and           each such person as the designated officers of the corporation or
NEW MEXICO     association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association, or himself as a Trustee, as the case may be.

OKLAHOMA Before me on this day personally appeared the aforementioned persons, to me known to be the identical persons who subscribed the names of the respective makers thereof to the foregoing instrument in the capacities set forth opposite the names of such persons above, and each such person acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of the corporation or association set opposite his name (or of himself as Trustee, as the case may be) for the uses and purposes therein set forth.

TEXAS This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

WYOMING The foregoing instrument was acknowledged before me by the above individuals on this day.

                       Witness my hand and official seal.



                                       _________________________________________
                                       Notary Public
                                       Residing at______________________________



My commission expires:


                                                           [Multistate Mortgage]

STATE OF _______________________)
                                )  SS.
COUNTY OF ______________________)

     BE IT REMEMBERED that I,  _______________________________,  a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that, on this _____ day of ____________, 2002, there appeared before me severally each of the following persons, each being either a Trustee or else the designated officer of the corporation or association set opposite his name, and each such Trustee, corporation and association being a party to the foregoing instrument:

     Kemp Leonard and John Quick whose addresses are 580 California Street, Suite 2100, San Francisco, CA 94104, as Trustees.

ARKANSAS Before me on this day appeared in person the aforementioned persons, to me personally well known, who stated that they held the offices in the corporation or association set forth opposite their names above (or, in the case of the Trustees, were validly appointed Trustees) and were duly authorized in their respective capacities to execute the foregoing instrument for and in the name and on behalf of said corporation or association (or as Trustees, as the case may be), and further stated and acknowledged that they had so signed, executed and delivered said foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

COLORADO The foregoing instrument was acknowledged before me this day by each such person on behalf of said corporation or association, or himself, as a Trustee, as the case may be.

KANSAS On this day before me personally appeared the aforementioned persons, who acknowledged themselves to hold the offices in the corporation set forth opposite their names above (or, in the case of the Trustees, were validly appointed Trustees) and as such officers or Trustees, hereby authorized to do so, executed the foregoing instrument for the purposes therein contained.

MISSISSIPPI    Personally  appeared before me, the undersigned  authority in and
               for  the  said  county  and  state,   on  this  day,   within  my
               jurisdiction   the  within  named   persons,   who   acknowledged
               themselves to hold the offices in the corporation set forth opposite their name above (or, in the case of the Trustees, were validly appointed Trustees), and that for and on behalf of said corporation (or as Trustees, as the case may be), executed the above and foregoing instrument after first having been duly authorized by said corporation so to do.


                                                           [Multistate Mortgage]

MONTANA On this day before me personally appeared each such person, each of whom is known to me to be the officer of the corporation that executed the within instrument (or a Trustee, as the case may be), and acknowledged to me that such corporation (or Trustee, as the case may be) executed the same.

NEBRASKA       The foregoing  instrument was acknowledged  before me this day by
 and           each such person as the designated officers of the corporation or
NEW MEXICO     association set opposite their names (or as Trustees, as the case may be) on behalf of said corporation or association, or himself as a Trustee, as the case may be.

OKLAHOMA Before me on this day personally appeared the aforementioned persons, to me known to be the identical persons who subscribed the names of the respective makers thereof to the foregoing instrument in the capacities set forth opposite the names of such persons above, and each such person acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of the corporation or association set opposite his name (or of himself as Trustee, as the case may be) for the uses and purposes therein set forth.

TEXAS This instrument was acknowledged before me on this day by each such person as the designated officer of the corporation or association set opposite his name (or a Trustee, as the case may be), on behalf of said corporation or association set opposite his name (or of himself as Trustee, as the case may be).

WYOMING The foregoing instrument was acknowledged before me by the above individuals on this day.

                       Witness my hand and official seal.



                                       _________________________________________
                                       Notary Public
                                       Residing at______________________________



My commission expires:


                                                           [Multistate Mortgage]

               SCHEDULE I To Mortgage, Deed of Trust, Assignment,
               -------------------------------------------------
        Security Agreement, Financing Statement and Fixture Filing, dated
                      May 1, 2002, from CALPINE CORPORATION
                         to KEMP LEONARD and JOHN QUICK
                           and THE BANK OF NOVA SCOTIA


                          Prior Names of the Mortgagor
                          ----------------------------


Calpine Natural Gas Company L.P.
TGX Corporation
Sheridan Energy, Inc.
Sheridan California Energy, Inc.
Calpine Natural Gas California, Inc.
Calpine Natural Gas Company
Michael Petroleum Corporation

                EXHIBIT A To Mortgage, Deed of Trust, Assignment,
                ------------------------------------------------
        Security Agreement, Financing Statement and Fixture Filing, dated
                      May 1, 2002, from CALPINE CORPORATION
                         to KEMP LEONARD AND JOHN QUICK
                           and THE BANK OF NOVA SCOTIA

                               List of Properties
                               ------------------

     1. Depth limitations, unit designations, unit tract descriptions and descriptions (including percentages, decimals or fractions) of undivided leasehold interests, well names, "Operating Interests", "Working Interests" and "Net Revenue Interests" contained in this Exhibit A and the listing of any percentage, decimal or fractional interest in this Exhibit A shall not be deemed to limit or otherwise diminish the interests being subjected to the lien, security interest and encumbrance of this Mortgage.

     2. Some of the land descriptions in this Exhibit A may refer only to a portion of the land covered by a particular lease. This Mortgage is not limited to the land described in Exhibit A but is intended to cover the entire interest of Mortgagor in any lease described in Exhibit A even if such interest relates to land not described in Exhibit A. Reference is made to the land descriptions contained in the documents of title recorded as described in this Exhibit A. To the extent that the land descriptions in this Exhibit A are incomplete, incorrect or not legally sufficient, the land descriptions contained in the documents so recorded are incorporated herein by this reference.

     3. References in Exhibit A to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit A are to the official real property records of the county or counties (or parish or parishes) in which the mortgaged property is located and in which records such documents are or in the past have been customarily recorded, whether Deed Records, Oil and Gas Records, Oil and Gas Lease Records or other records.

     4. A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting.

                                                       [Do not detach this page]

                EXHIBIT B To Mortgage, Deed of Trust, Assignment,
                ------------------------------------------------
        Security Agreement, Financing Statement and Fixture Filing, dated
                      May 1, 2002, from CALPINE CORPORATION
                         to KEMP LEONARD AND JOHN QUICK
                           and THE BANK OF NOVA SCOTIA

                             Permitted Encumbrances
                             ----------------------

          All initially-capitalized terms used in this Exhibit B, whether or not defined in this instrument, shall have the respective meanings given such terms in the Credit Agreements.

     (a) Liens securing payment of the Obligations granted pursuant to any Loan Document and Liens securing payment of the obligations granted pursuant to the loan documents relating to the Existing Credit Agreement;

     (b) Liens granted prior to the Effective Date to secure payment of Indebtedness of the type permitted and described in clause (a) of Section 8.2.2 of the Credit Agreements;

     (c) Liens granted to secure payment of Indebtedness of the type permitted and described in clause (b) of Section 8.2.2 of the Credit Agreements where recourse is limited as described in clause (b) of Section 8.2.2 of the Credit Agreements;

     (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (e) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

     (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

     (g) judgment Liens in existence less than 15 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

     (h) Liens granted to secure payment of Indebtedness of the type permitted and described in clauses (e) and (g) of Section 8.2.2 of the Credit Agreements where recourse is limited as described in clauses (e) or (g), as applicable, of
Section 8.2.2 of the Credit Agreements;

     (i) Zoning restrictions, easements, rights of way, title irregularities and other similar encumbrances which alone or in the aggregate do not materially detract from the value of the property subject thereto;

     (j) Liens on the property or assets of any Subsidiary of the Borrower in favor of the Borrower;

     (k) Banker's Liens and similar Liens (including set-off rights) in respect of bank deposits;

     (l) Landlord's Liens and similar Liens in respect of leased property;

     (m) Liens securing Attributable Debt with respect to outstanding leases entered into pursuant to Sale/Leaseback Transactions so long as, with respect to Sale/Leaseback Transactions closing after January 1, 2002, the amount thereof does not exceed 10% of the consolidated tangible assets of the Borrower and its Subsidiaries; and

     (n) Liens incurred in connection with the extension, renewal or refinancing of Indebtedness secured by Liens permitted and described in clauses (b), (c) and
(h) of Section 8.2.3 of the Credit Agreements; provided, however, that (x) such new Lien shall be limited to all or part of the same property that secured the original Lien and (y) the Indebtedness secured by such Lien at such time is not increased (other than by an amount necessary to pay fees and expenses, including premiums, related to the refinancing, refunding, extension, renewal or replacement of such Indebtedness); provided, further, that the limitations set forth in this clause (n) shall not apply to Liens which are otherwise permitted under Section 8.2.3 of the Credit Agreements, even if such Liens secure Indebtedness issued to repay or refinance existing Indebtedness permitted and described in clauses (b), (c) and (h) of Section 8.2.3 of the Credit Agreements.


                                      B-2